Registration Nos. 33-21718
                                                                       811-05549


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549
                          -----------------------------

                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         |X|

                         Pre-Effective Amendment No.   [ ]

                       Post-Effective Amendment No. 13 |X|
                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     |X|

                              Amendment No. 15 |X|
                        (Check appropriate box or boxes.)

                              REYNOLDS FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

           Wood Island, Third Floor
       80 East Sir Francis Drake Blvd.
             Larkspur, California                                       94939
   (Address of Principal Executive Offices)                          (Zip Code)

                                 (415) 461-7860
              (Registrant's Telephone Number, including Area Code)

         Frederick L. Reynolds                             Copy to:
      Reynolds Capital Management                      Richard L. Teigen
        Wood Island, Third Floor                        Foley & Lardner
    80 East Sir Francis Drake Blvd.                777 East Wisconsin Avenue
       Larkspur, California 94939                 Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):

[ ]      immediately upon filing pursuant to paragraph (b)

|X|      on November 30, 1998 pursuant to paragraph (b)

[ ]      60 days after filing pursuant to paragraph (a) (1)

[ ]      on  (date)  pursuant to paragraph (a) (1)

[ ]      75 days after filing pursuant to paragraph (a) (2)

[ ]      on  (date)  pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                      REYNOLDS BLUE CHIP GROWTH FUND, INC.
                              CROSS REFERENCE SHEET

          (Pursuant to Rule 481 showing the location in the Prospectus and the Statement of Additional Information of the responses to the items of Parts A and B of Form N-1A.)


                                              Prospectus Caption or Subheading
               Item No. on Form N-1A          in Prospectus or Statement of
               ---------------------          Additional Information
Part A - INFORMATION REQUIRED IN PROSPECTUS   ----------------------------------
-------------------------------------------
1.   Cover Page                               Cover Page

2.   Synopsis                                 Expense Information

3.   Condensed Financial Information          Financial Highlights; Performance
                                              Information

4.   General Description of
     Registrant                               Introduction; Investment
                                              Objectives and Policies

5.   Management of the Fund                   Management of the Funds; Brokerage
                                              Transactions; General Information
                                              About the Company and the Funds

5A.  Management's Discussion of Fund          Management's Discussion of
     Performance                              Performance of the Funds

6.   Capital Stock and Other
     Securities                               Dividends, Distributions and
                                              Taxes; General Information About
                                              the Company and the Funds;
                                              Shareholder Reports

7.   Purchase of Securities
     Being Offered                            Distribution Plan; Determination
                                              of Net Asset Value; How to
                                              Purchase Shares; Additional
                                              Shareholder Services; Retirement
                                              Plans

8.   Redemption or Repurchase                 How to Redeem Shares; Exchange
                                              Privilege; Additional Shareholder
                                              Services

9.   Pending Legal Proceedings                *

Part B - INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION

10.  Cover Page                                Cover Page

------------------
    * Answer negative or inapplicable.

11.  Table of Contents                        Table of Contents

12.  General Information and History          *

13.  Investment Objectives and Policies

                                              Investment Restrictions;
                                              Investment Considerations;
                                              Performance  and Yield Information

14.  Management of the Fund                   Directors and Officers of the
                                              Company

15.  Control Persons and Principal            Ownership of Management and
     Holders of Securities                    Principal Shareholders

16.  Investment Advisory and Other            Investment Adviser and
     Services                                 Administrator; Custodian;
                                              Independent Accountants

17.  Brokerage Allocation and Other
     Practices                                Allocation of Portfolio Brokerage

18.  Capital Stock and Other Securities       Included in Prospectus under
                                              "General Information About the
                                              Company and the Funds";
                                              Shareholder Meetings

19.   Purchase,   Redemption                  Included  in  Prospectus   under
      and  Pricing  of                        "Determination  of  Net  Asset
      Securities  Being  Offered              Value";  "Additional Shareholder
                                              Services"; and "Retirement
                                              Plans"; Determination of Net Asset
                                              Value; Distribution of Shares;
                                              Systematic Withdrawal Plan

20.      Tax Status                           Taxes
21.      Underwriters                         *
22.      Calculation of Performance Data      Performance and Yield Information
23.      Financial Statements                 Financial Statements

                                                                  PROSPECTUS AND
                                                            PURCHASE APPLICATION
                                                               NOVEMBER 30, 1998

                                 REYNOLDS FUNDS
                              NO-LOAD MUTUAL FUNDS

REYNOLDS
BLUE CHIP GROWTH FUND
SEEKING LONG-TERM CAPITAL APPRECIATION,
WITH CURRENT INCOME A SECONDARY OBJECTIVE

REYNOLDS
OPPORTUNITY FUND
SEEKING LONG-TERM CAPITAL APPRECIATION

REYNOLDS
U.S. GOVERNMENT BOND FUND
SEEKING A HIGH LEVEL OF CURRENT INCOME

REYNOLDS
MONEY MARKET FUND
SEEKING A HIGH LEVEL OF CURRENT INCOME
CONSISTENT WITH A STABLE NET ASSET VALUE

1-800-773-9665

PROSPECTUS                                                 NOVEMBER 30, 1998

                                 REYNOLDS FUNDS
                            WOOD ISLAND, THIRD FLOOR
                      80 EAST SIR FRANCIS DRAKE BOULEVARD
                           LARKSPUR, CALIFORNIA 94939
                                 1-415-461-7860

Reynolds Funds, Inc. (the "Company") is an open-end, diversified management investment company consisting of four mutual funds, the Reynolds Blue Chip Growth Fund (the "Blue Chip Fund"), the Reynolds Opportunity Fund (the "Opportunity Fund"), the Reynolds U.S. Government Bond Fund (the "Bond Fund") and the Reynolds Money Market Fund (the "Money Market Fund") (collectively the "Reynolds Funds" or "Funds"), offering distinct investment choices.

REYNOLDS BLUE CHIP GROWTH FUND

The investment objective of the Blue Chip Fund is to produce long-term growth of capital, with current income as a secondary objective, by investing in a diversified portfolio of common stocks issued by well-established growth companies commonly known as "blue chip" companies. This Fund is designed for long-term investors who desire capital appreciation, with reasonable current income potential.

REYNOLDS OPPORTUNITY FUND

The investment objective of the Opportunity Fund is to produce long-term growth of capital by investing in a diversified portfolio of common stocks having above average growth characteristics. This Fund is designed for long-term investors who desire capital appreciation.

REYNOLDS U.S. GOVERNMENT BOND FUND

The investment objective of the Bond Fund is to provide a high level of current income by investing in a diversified portfolio of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. This Fund is designed for long-term investors desiring a combination of high income, safety and quality.

REYNOLDS MONEY MARKET FUND

The investment objective of the Money Market Fund is to provide a high level of current income, consistent with liquidity, the preservation of capital and a stable net asset value, by investing in a diversified portfolio of high-quality, highly liquid money market instruments. This Fund is designed for investors who desire income without any fluctuation in their principal. AN INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT SUCH FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


The foregoing descriptions are designed to help investors choose the Fund that best fits their investment objectives. An investor may wish to pursue more than one objective by investing in more than one of the Reynolds Funds. No assurance can be given that the respective investment objectives of the Funds will be realized. THE FUNDS ARE "NO-LOAD" FUNDS; THERE ARE NO SALES COMMISSIONS OR REDEMPTION CHARGES.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


This Prospectus sets forth concisely the information about the Funds that prospective investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. This Prospectus does not set forth all of the information included in the Registration Statement and Exhibits thereto which the Company has filed with the Securities and Exchange Commission. A Statement of Additional Information, dated November 30, 1998, which is a part of such Registration Statement, is incorporated by reference in this Prospectus. Copies of the Statement of Additional Information will be provided without charge to each person to whom a Prospectus is delivered upon written or oral request made by writing to the address, or calling the telephone number, stated above. All such requests should be directed to the attention of the Corporate Secretary.

                                 REYNOLDS FUNDS
                               TABLE OF CONTENTS
                                                                         PAGE

EXPENSE INFORMATION                                                         1
FINANCIAL HIGHLIGHTS                                                        2
INTRODUCTION                                                                6
INVESTMENT OBJECTIVES AND POLICIES                                          6
MANAGEMENT OF THE FUNDS                                                    14
DISTRIBUTION PLAN                                                          15
DETERMINATION OF NET ASSET VALUE                                           15
HOW TO PURCHASE SHARES                                                     16
PURCHASE APPLICATION                                               CENTERFOLD
HOW TO REDEEM SHARES                                                       19
EXCHANGE PRIVILEGE                                                         22
ADDITIONAL SHAREHOLDER SERVICES                                            23
RETIREMENT PLANS                                                           24
DIVIDENDS, DISTRIBUTIONS AND TAXES                                         27
SHAREHOLDER REPORTS                                                        27
BROKERAGE TRANSACTIONS                                                     27
GENERAL INFORMATION ABOUT THE COMPANY AND THE FUNDS                        27
YEAR 2000                                                                  28
PERFORMANCE INFORMATION                                                    29
MANAGEMENT'S DISCUSSION OF PERFORMANCE OF THE FUNDS                        30



                              EXPENSE INFORMATION

                                                 REYNOLDS            REYNOLDS            REYNOLDS            REYNOLDS
                                                BLUE CHIP          OPPORTUNITY       U.S. GOVERNMENT       MONEY MARKET
                                               GROWTH FUND             FUND             BOND FUND              FUND
                                              --------------      --------------      --------------      --------------
SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Load Imposed on
  Purchases or Reinvested Dividends                None                None                None                None
  Deferred Sales Load                              None                None                None                None
  Redemption Fee                                   None*<F1>           None*<F1>           None*<F1>           None*<F1>
  Exchange Fee                                     None                None                None                None
ANNUAL FUND OPERATING EXPENSES
   (AS A PERCENTAGE OF AVERAGE NET ASSETS)
  Management Fees                                 1.00%               1.00%               0.75%               0.50%
  12b-1 Fees                                      0.25%**<F2>         0.25%**<F2>          None                None
  Other Expenses (after reimbursements)           0.35%               0.48%               0.15%***<F3>        0.15%***<F3>
                                                 ------              ------              ------              ------
  Total Fund Operating Expenses
    (after reimbursements)                        1.60%               1.73%               0.90%***<F3>        0.65%***<F3>
                                                 ------              ------              ------              ------
                                                 ------              ------              ------              ------

*<F1>   A fee of $12.00 is charged for each wire redemption.
**<F2> 12b-1 fees have been restated to reflect the 12b-1 plan adopted on September 23, 1998 taking effect December 1, 1998. No 12b-1 fees were paid for the fiscal year ended September 30, 1998. The maximum level of distribution expenses is 0.25% per annum of such Fund's average net assets. See "Distribution Plan" for further information. The distribution expenses for long-term shareholders may total more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.
***<F3> Other Expenses and Total Fund Operating Expenses (without expense reimbursements) for the fiscal year ended September 30, 1998, for the Bond Fund would have been 1.62% and 2.37%, respectively, and for the Money Market Fund would have been 1.46% and 1.96%, respectively.


EXAMPLE

You would pay the following expenses on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                    1 year     3 years     5 years     10 years
                                    ------     -------     -------     --------
   Reynolds Blue Chip Growth Fund    $163       $505        $871        $1,900
   Reynolds Opportunity Fund         $176       $545        $939        $2,041
   Reynolds U.S. Government
     Bond Fund                       $ 92       $287        $498        $1,108
   Reynolds Money Market Fund        $ 66       $208        $362        $  810


  The purpose of the preceding table is to assist investors in understanding the various costs that an investor in a particular Fund will bear, directly or indirectly. THEY SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. The Annual Fund Operating Expenses for the Reynolds U.S. Government Bond Fund and the Reynolds Money Market Fund are based on actual expenses incurred for the year ended September 30, 1998. The Annual Fund Operating Expenses for the Reynolds Blue Chip Growth Fund and the Reynolds Opportunity Fund are based on the actual expenses incurred for the fiscal year ended September 30, 1998, but have been restated to reflect the adoption of the 12b-1 plan taking effect December 1, 1998. The example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of any of the Funds.

                              FINANCIAL HIGHLIGHTS
  (Selected Data for a share of each Fund outstanding throughout each period)


  The Financial Highlights of the Funds should be read in conjunction with the Funds' audited financial statements and notes thereto, included in the Funds' Annual Report to Shareholders. The Funds' audited financial statements, notes thereto and auditor's report thereon contained in the Funds' Annual Report to Shareholders are incorporated by reference into the Statement of Additional Information. The Financial Highlights of each Fund set forth below have been audited. Further information about the performance of the Funds is also contained in the Funds' Annual Report to Shareholders, copies of which may be obtained, without charge, upon request.


                      REYNOLDS BLUE CHIP GROWTH FUND

                                                                 YEARS ENDED SEPTEMBER 30,
                             ------------------------------------------------------------------------------------------------
                              1998      1997       1996      1995      1994     1993      1992      1991      1990      1989
                             ------   ------     ------    ------    ------    ------    ------    ------    ------    ------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning
  of year                    $32.00  $ 22.69    $ 19.25   $ 14.46   $ 14.22  $ 14.98    $ 13.96   $ 11.14   $ 11.92   $ 10.06
Income from investment
  operations:
 Net investment (loss)
   income                     (0.12)   (0.01)     (0.03)     0.02      0.09     0.12       0.09      0.14      0.07      0.25
 Net realized and
   unrealized gain (loss)
   on investments              5.46     9.67       3.52      5.00      0.28    (0.79)      1.02      2.83     (0.65)     1.73
                             ------   ------     ------    ------    ------    ------    ------    ------    ------    ------
Total from investment
  operations                   5.34     9.66       3.49      5.02      0.37    (0.67)      1.11      2.97     (0.58)     1.98
Less distributions:
 Dividends from net
   investment income          (0.01)      --      (0.02)    (0.06)    (0.13)   (0.09)     (0.09)    (0.15)    (0.15)    (0.12)
 Distributions from
   net realized gains         (0.38)   (0.35)     (0.03)    (0.17)       --        --        --        --     (0.05)       --
                             ------   ------     ------    ------    ------    ------    ------    ------    ------    ------
Total from distributions      (0.39)   (0.35)     (0.05)    (0.23)    (0.13)   (0.09)     (0.09)    (0.15)    (0.20)    (0.12)
                             ------   ------     ------    ------    ------    ------    ------    ------    ------    ------
Net asset value, end
   of year                   $36.95  $ 32.00    $ 22.69   $ 19.25   $ 14.46  $ 14.22    $ 14.98   $ 13.96   $ 11.14   $ 11.92
                             ------   ------     ------    ------    ------    ------    ------    ------    ------    ------
                             ------   ------     ------    ------    ------    ------    ------    ------    ------    ------
TOTAL INVESTMENT RETURN       17.0%    43.2%      18.1%     35.3%      2.6%    (4.5%)      8.0%     26.9%     (5.0%)    19.9%

RATIOS/SUPPLEMENTAL
DATA:
 Net assets, end of year
   (in 000's $)              89,533   62,294     30,807    29,357    24,771    38,929    40,580    27,735    10,009     5,260
 Ratio of expenses
   (after reimbursement)
   to average net assets       1.4%     1.4%       1.5%      1.5%      1.5%      1.4%      1.5%      1.7%      2.1%      2.0%*<F4>
 Ratio of net investment
   (loss) income to average
   net assets                 (0.4%)   (0.1%)     (0.1%)     0.1%      0.5%      0.8%      0.6%      1.2%      0.8%      2.7%**<F5>
 Portfolio turnover rate      35.5%    25.0%      21.5%     49.2%     43.3%     38.1%      0.2%      0.9%     66.2%     32.5%


*<F4> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratio would have been 2.7% for the year ended September 30, 1989.
**<F5> If the Fund had paid all of its expenses, the ratio would have been 2.0% for the year ended September 30, 1989.


                           REYNOLDS OPPORTUNITY FUND

                                                              YEARS ENDED SEPTEMBER 30,
                                              -----------------------------------------------------------
                                               1998          1997      1996     1995      1994      1993     1992+<F6>
                                              ------       ------    ------    ------    ------    ------    ------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of period          $19.49       $15.64    $14.17   $10.09    $  9.78   $  8.85    $10.00
Income from investment operations:
 Net investment (loss) income                   (0.09)++<F7>(0.13)    (0.06)   (0.11)     (0.09)    (0.10)     0.00
 Net realized and unrealized
   gain (loss) on securities                    2.48         3.98      1.53     4.19       0.40      1.03     (1.15)
                                              ------       ------    ------    ------    ------    ------    ------
Total from investment operations                2.39         3.85      1.47     4.08       0.31      0.93     (1.15)
Less distributions:
 Dividend from net investment income              --           --        --        --        --      0.00        --
                                              ------       ------    ------    ------    ------    ------    ------
Net asset value, end of period                $21.88       $19.49    $15.64   $14.17     $10.09   $  9.78   $  8.85
                                              ------       ------    ------    ------    ------    ------    ------
                                              ------       ------    ------    ------    ------    ------    ------
TOTAL INVESTMENT RETURN                        12.3%        24.6%     10.4%    40.4%       3.2%     10.5%    (11.5%)*<F8>

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's $)       29,154       22,702    17,104    10,983     6,132     3,834     1,844
 Ratio of expenses (after reimbursement)
   to average net assets***                     1.5%         1.5%      1.5%      1.9%      2.0%      2.0%      2.0%**<F9>
 Ratio of net investment (loss) income
   to average net assets****                    (0.8%)      (0.9%)    (1.1%)    (1.5%)    (1.6%)    (1.3%)     0.0%**<F9>
 Portfolio turnover rate                       39.4%        60.2%     11.8%     38.4%     16.8%     67.6%     30.1%


+<F6> For the period from January 30, 1992 (commencement of operations) to September 30, 1992.
++<F7> Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
*<F8>     Not annualized.
**<F9>    Annualized.
***<F10> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratio would have been, for the years ended September 30, 1994 and 1993 and for the period ended September 30, 1992, 2.1%, 2.4% and 3.8%**<F9>, respectively.
****<F11> The ratio of net investment income prior to adviser's expense limitation undertaking to average net assets for the years ended September 30, 1994 and 1993 and for the period ended September 30, 1992 would have been (1.7%), (1.7%) and (1.8%)**<F9>, respectively.

                       REYNOLDS U.S. GOVERNMENT BOND FUND

                                                              YEARS ENDED SEPTEMBER 30,
                                              -----------------------------------------------------------
                                               1998         1997      1996      1995      1994      1993      1992+<F11>
                                              ------       ------    ------    ------    ------    ------    ------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of period         $  9.76      $  9.75   $  9.85  $  9.61     $10.76    $10.36    $10.00
Income from investment operations:
 Net investment income                          0.53         0.53      0.53     0.54       0.56      0.55      0.30
 Net realized and unrealized
   (loss) gain on investments                   0.05         0.01     (0.10)    0.24      (1.14)     0.40      0.36
                                              ------       ------    ------    ------    ------    ------    ------
Total from investment operations                0.58         0.54      0.43     0.78      (0.58)     0.95      0.66
Less distributions:
 Dividends from net investment income          (0.53)       (0.53)    (0.53)   (0.54)     (0.56)    (0.55)    (0.30)
 Distribution from net realized gains             --           --        --        --     (0.01)       --        --
                                              ------       ------    ------    ------    ------    ------    ------
Total from distributions                       (0.53)       (0.53)    (0.53)   (0.54)     (0.57)    (0.55)    (0.30)
                                              ------       ------    ------    ------    ------    ------    ------
Net asset value, end of period               $  9.81      $  9.76   $  9.75  $  9.85    $  9.61    $10.76    $10.36
                                              ------       ------    ------    ------    ------    ------    ------
                                              ------       ------    ------    ------    ------    ------    ------
TOTAL INVESTMENT RETURN                        6.08%         5.70%     4.49%    8.42%     (5.54%)    9.48%     6.68%*<F12>

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's $)        3,074        2,626     2,766     2,799     4,367     6,376     3,223
 Ratio of expenses (after reimbursement)
   to average net assets***<F14>               0.90%         0.90%     0.90%    0.91%      0.86%     0.83%     0.75%**<F13>
 Ratio of net investment income
   to average net assets****<F15>              5.40%         5.45%     5.43%    5.59%      5.42%     5.34%     4.95%**<F13>
 Portfolio turnover rate                          --        25.28%    28.65%       --     19.59%     6.34%       --


+<F11> For the period from January 30, 1992 (commencement of operations) to September 30, 1992.
*<F12>   Not annualized
**<F13>  Annualized.
***<F14> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been 2.4%, 2.3%, 2.2%, 2.0%, 1.5% and 1.5% for the years ended September 30, 1998, 1997, 1996, 1995, 1994 and 1993, respectively, and 2.8%**<F13> for the period ended September 30, 1992. ****<F15>The ratios of net investment income prior to adviser's expense limitation undertaking to average net assets for the years ended September 30, 1998, 1997, 1996, 1995, 1994 and 1993 and the period ended September 30, 1992 would have been 3.9%, 4.0%, 4.1%, 4.5%, 4.8%,
         4.6% and 2.9%**<F13>, respectively.

                           REYNOLDS MONEY MARKET FUND

                                                                      YEARS ENDED SEPTEMBER 30,
                                                 ----------------------------------------------------------------
                                                  1998      1997      1996      1995      1994      1993      1992      1991+<F16>
                                                 ------    ------    ------    ------    ------    ------    ------    ------

PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of period            $  1.00   $  1.00   $  1.00  $  1.00    $  1.00   $  1.00   $  1.00   $  1.00
Income from investment operations:
 Net investment income                             0.05      0.05      0.05     0.05       0.03      0.03      0.04      0.04
Less distributions:
 Dividends from net investment income             (0.05)    (0.05)    (0.05)   (0.05)     (0.03)    (0.03)    (0.04)    (0.04)
                                                 ------    ------    ------    ------    ------    ------    ------    ------
Net asset value, end of period                  $  1.00   $  1.00   $  1.00  $  1.00    $  1.00   $  1.00   $  1.00   $  1.00
                                                 ------    ------    ------    ------    ------    ------    ------    ------
                                                 ------    ------    ------    ------    ------    ------    ------    ------
TOTAL INVESTMENT RETURN                            5.0%      4.9%      4.9%     5.2%       3.1%      2.6%      3.6%      3.6%*<F17>
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's $)           4,879     3,032     3,980     3,743     3,192     6,798     6,166     3,617
 Ratio of expenses (after reimbursement)
   to average net assets***<F19>                  0.65%     0.65%     0.65%    0.65%      0.63%     0.67%     0.64%     0.61%**<F18>
 Ratio of net investment income to
   average net assets****<F20>                    4.88%     4.77%     4.78%    5.08%      2.84%     2.62%     3.53%     5.43%**<F18>


+<F16> For the period from January 30, 1991 (commencement of operations) to September 30, 1991.
*<F17>    Not annualized.
**<F18>   Annualized.
***<F19> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been 1.96%, 2.02%, 1.39%, 1.95%, 1.47%, 1.22% and
          1.73% for the years ended September 30, 1998, 1997, 1996, 1995, 1994,
          1993 and 1992, respectively, and 1.85%**<F18> for the period ended September 30, 1991.
****<F20> If the Fund had paid all of its expenses, the ratios would have been 3.57%, 3.39%, 4.05%, 3.79%, 2.01%, 2.08% and 2.44% for the years ended
          September 30, 1998, 1997, 1996, 1995, 1994, 1993 and 1992,
          respectively, and 4.18%**<F18> for the period ended
          September 30, 1991.


                                  INTRODUCTION

  The Company is a no-load, open-end, diversified management investment company, better known as a mutual fund, registered under the Investment Company Act of 1940 (the "Act"). It was incorporated under the laws of Maryland on April 28, 1988. The Company consists of a series of four funds: Reynolds Blue Chip Growth Fund, Reynolds Opportunity Fund, Reynolds U.S. Government Bond Fund and Reynolds Money Market Fund. Each of the Funds obtains its assets by continuously selling its shares to individual and institutional investors. Proceeds from such sales are invested by the particular Fund in securities of other issuers. In this way, each Fund:

   o Combines the resources of many investors, with each individual investor having an interest in every one of the securities owned by such Fund;
   o Provides each individual investor with diversification by investing in the securities of many different issuers;
   o Reduces transaction costs by buying and selling larger blocks of securities; and
   o Furnishes professional portfolio management to select and watch over its investments. See "MANAGEMENT OF THE FUNDS" for a discussion of the Funds' Adviser.

  Each of the Funds which make up the Company will redeem any of its outstanding shares on demand of the owner at their next determined net asset value. Registration of the Company under the Act does not involve supervision of the Company's management or policies by the Securities and Exchange Commission.

                       INVESTMENT OBJECTIVES AND POLICIES

REYNOLDS BLUE CHIP GROWTH FUND


  The investment objective of the Blue Chip Fund is to produce long-term growth of capital, with current income as a secondary objective, by investing in common stocks of well-established growth companies commonly referred to as "blue chip" companies. Reynolds Capital Management (the "Adviser") will, under normal circumstances, maintain a diversified portfolio in which at least 65% of the Blue Chip Fund's assets are invested in common stocks of blue chip companies. Blue chip companies are defined as those companies which have a market capitalization of at least $1 billion (or $1,000,000,000) and are included in the Standard and Poor's Daily Stock Price Index of 500 Common Stocks (the "S&P 500") or the Dow Jones Industrial Average. Standard & Poor's Corporation ("Standard & Poor's") selects stocks for inclusion in the S&P 500 based upon the following criteria: size, as measured by aggregate market value; position within a given industry classification; nature and extent of capitalization; trading volume; prospects for the company in particular and/or industry as a whole; and responsiveness of stock price to changes in industry affairs. The thirty industrial stocks used to compute the Dow Jones Industrial Average are selected because they are representative of the breadth of American industry. These companies are important factors in their respective industries and their stocks are widely held by individuals and institutional investors. Examples of blue chip companies include The Coca-Cola Company, General Electric Co., Intel Corp., Johnson & Johnson, Merck & Co., Inc., Microsoft Corp., Procter & Gamble Co., Wal-Mart Stores, Inc. and Walt Disney Co. These companies are mentioned for illustrative purposes only and do not necessarily reflect the present portfolio composition of the Blue Chip Fund.

  The blue chip companies in which the Blue Chip Fund will invest generally exhibit superior fundamental characteristics, as determined by the Adviser, which may include:

   o a long history of profitability
   o potential for above-average earnings growth
   o leadership positions in its markets
   o a superior and pragmatic growth strategy
   o participation in expanding industries
   o proprietary products, processes or services
   o an experienced and tested management
   o a strong balance sheet
   o an above-average record of dividend consistency and growth
   o a high return on equity

  In determining that the above characteristics are present with respect to specific investments, the Adviser will study the financial statements of the issuing corporations and other companies in the same industry, the issuing corporations' reports to shareholders and analysts, and general economic and industry reports of brokers.

  In seeking long-term growth of capital, the Adviser will generally purchase stocks of those blue chip companies that it expects to have potential earnings per share growth greater than the average company included in the S&P 500. The Adviser believes that when a company's earnings grow faster than the economy in general, the market will eventually recognize this successful long-term record by valuing that company's stock at a higher price. In addition, the company should be able to increase its dividend as its long-term earnings grow. The Adviser will evaluate blue chip stocks as follows. Initially, the Adviser will determine the strongest sectors (i.e., industry groups) of the market by comparing the performance of various sectors to the general economic forecast. The Adviser will then seek to identify those companies within the strongest sectors with favorable earnings prospects and, finally, select the most attractive values on the basis of such factors as price-earnings ratios. Although sector emphasis will shift as the Adviser's outlook for earnings among market sectors changes, the Blue Chip Fund will maintain representation in as many industries as possible.

  In addition to investing in blue chip stocks the Blue Chip Fund may invest up to 35% of its assets in common stocks of issuers which are not blue chip companies but which have proven records of profitability and strong earnings momentum. Such companies are likely to be (1) leading companies in smaller industries or (2) lesser known companies moving from a lower to a higher market share position within their industry groups rather than the largest and best known companies in such groups. The Blue Chip Fund may also invest not more than 15% of its total assets in U.S. dollar-denominated securities of foreign issuers in the form of American Depository Receipts ("ADRs") that are regularly traded on recognized U.S. exchanges or in the U.S. over-the-counter ("OTC") market.


  No more than 35% of the Blue Chip Fund's portfolio will, under normal circumstances, be invested in securities other than common stocks of blue chip companies. However, when, in the opinion of the Adviser, market conditions appear unfavorable, the Blue Chip Fund may seek to preserve capital by temporarily shifting a high proportion of its assets to short-term debt securities and money market instruments such as United States Treasury Bills, certificates of deposit of U.S. banks, commercial paper and commercial paper master notes (which are demand instruments without a fixed maturity bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change) rated A-l by Standard & Poor's or Prime-1 by Moody's Investors Service, Inc. ("Moody's"). The Blue Chip Fund may also invest in such instruments in amounts as the Adviser believes are reasonable to satisfy anticipated redemption requests. In addition, the Blue Chip Fund will invest in preferred stocks, U.S. Government securities and high-quality publicly distributed corporate bonds and debentures when the Adviser believes such securities offer opportunities for long-term growth of capital, such as during periods of declining interest rates when the market value of such securities generally rises. The Blue Chip Fund will limit its investment in non-convertible bonds and debentures to those which have been assigned one of the two highest ratings of either Standard & Poor's (AAA and AA) or Moody's (Aaa and Aa). A description of the foregoing ratings is set forth in the Statement of Additional Information. Finally the Blue Chip Fund may invest in securities convertible into blue chip stocks.

  The Blue Chip Fund may purchase stock index put options to hedge against a loss in its stock portfolio caused by a general decline in the stock market. If the index declines over the life of the option contract, the put option becomes more valuable and the Blue Chip Fund will enter into a closing contract. The realized gain would offset the presumed unrealized loss in the Blue Chip Fund's portfolio. If the index rises over the life of the option contract, the option will become worthless and expire unexercised. In such event the Blue Chip Fund's loss on the option contract will be limited to the premium paid. The Blue Chip Fund may purchase stock index call options in order to participate in an anticipated increase in stock market prices (i.e., a "long" or "anticipatory" hedge). An "anticipatory hedge" assumes the Blue Chip Fund will have a projected source of incoming cash to commit to going to a "long" position. If the index rises over the life of the option contract, the call option becomes more valuable and the Blue Chip Fund will enter into a closing contract. The realized gain would in effect allow the Blue Chip Fund to benefit from stock market appreciation even though it may not have had sufficient cash to purchase the underlying stocks. If the index declines over the life of the option contract, the option will become worthless and expire unexercised and the Blue Chip Fund's loss will be limited to the premium paid. The value of options purchased by the Blue Chip Fund will not exceed 5% of the Blue Chip Fund's total assets.


  In investing for long-term growth of capital, the Blue Chip Fund does not intend to place emphasis on short-term trading profits. The sale of a particular issuer's securities will be based upon factors such as a change in the national political or economic climate, actual or potential deterioration of the issuer's earning power, increases in the price of the security that are considered excessive relative to the issuer's earning power, and investment opportunities in other securities. The Blue Chip Fund anticipates that its annual portfolio turnover rate will not exceed 100%. The annual portfolio turnover rate indicates changes in the Blue Chip Fund's portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Blue Chip Fund during the fiscal year. The annual portfolio turnover rate may vary widely from year to year depending upon market conditions and prospects. Increased portfolio turnover necessarily results in correspondingly heavier brokerage costs which the Blue Chip Fund must pay and increased realized gains (or losses) to shareholders.

  Risks are inherent in any investment. As a consequence, there can be no assurance that the objective of the Blue Chip Fund will be realized. Nor can there be any assurance that the Blue Chip Fund's portfolio will not decline in value. Nevertheless, the Adviser believes that its investment philosophy is best suited to deal with the continually changing conditions of the economy and financial and securities markets. Although corporate earnings can be expected to suffer during periods of recession, the Adviser believes that, in the long run, the earnings of blue chip growth companies generally will not be adversely affected by unfavorable economic conditions to the same extent as the earnings of smaller companies. Additionally, blue chip stocks typically have a high degree of liquidity, as they usually have a large number of publicly-held shares and a high trading volume. During periods of market instability, blue chip stocks should be less volatile than stocks with less liquidity. However, since the major portion of the Blue Chip Fund's portfolio will generally consist of common stocks, it may be expected that its net asset value will be subject to greater fluctuation than a portfolio containing a substantial amount of fixed income securities.

REYNOLDS OPPORTUNITY FUND

  The investment objective of the Opportunity Fund is to produce long-term growth of capital by investing in a diversified portfolio of common stocks of companies having above average growth characteristics. Securities are selected for the Opportunity Fund on the basis of their potential for capital appreciation; current income is not a significant consideration.


  The Opportunity Fund generally invests in securities of growth companies, without regard to size, that the Adviser believes to be well-managed and to have attractive fundamental financial characteristics. Attractive fundamental financial characteristics may include, among other factors, a low debt to equity ratio, a return on equity above the market average, and consistent revenue and earnings per share growth over the prior three to five years or current or projected increasing earnings momentum. Such investments may be in equity securities of well-known, established companies as well as smaller, less well-known companies.

  In selecting stocks for the Opportunity Fund, the Adviser employs a "bottom-up" security analysis. "Bottom-up" security analysis refers to an analytical approach to securities selection which first focuses on the company and company-related matters. This is in contrast to a "top-down" analysis, which first focuses on general economic conditions or a particular industry. The Adviser believes that a "bottom-up" approach is more likely to identify undervalued growth companies.

  Securities of unseasoned companies, i.e., companies with less than three years' continuous operations, may be acquired from time to time by the Opportunity Fund when the Adviser believes such investments offer possibilities of attractive capital appreciation. However, the Opportunity Fund will not invest more than 5% of the value of its total assets in the securities of unseasoned companies. Securities of such companies present risks considerably greater than do securities of more established companies.

  In seeking its investment objective, the Opportunity Fund may invest up to 25% of its total assets in ADRs that are regularly traded on recognized U.S. exchanges or in the U.S. OTC market. See "Reynolds Blue Chip Growth Fund" above. The Opportunity Fund will not purchase securities of foreign issuers on foreign markets.

  The Opportunity Fund may also acquire preferred stocks and obligations, such as bonds, debentures and notes, that in the opinion of the Adviser present opportunities for capital appreciation. In addition, the Opportunity Fund may invest in securities convertible into common stock, such as certain bonds and preferred stocks, and may invest up to 5% of its net assets in other types of securities having common stock characteristics, such as rights and warrants to purchase equity securities.


  When, in the opinion of the Adviser, market conditions appear unfavorable, the Opportunity Fund may seek to preserve capital by temporarily shifting a high proportion of its assets to short-term debt securities and money market instruments such as United States Treasury Bills, certificates of deposit of U.S. Banks, commercial paper and commercial paper master notes rated A-l by Standard & Poor's or Prime-l by Moody's. The Opportunity Fund may also invest in such instruments in amounts as the Adviser believes are reasonable to satisfy anticipated redemption requests. In addition, the Opportunity Fund will invest in United States Government securities and high-quality publicly distributed corporate bonds and debentures when the Adviser believes such securities offer opportunities for long-term growth of capital, such as during periods of declining interest rates when the market value of such securities generally rises. The Opportunity Fund will limit its investment in non-convertible bonds and debentures to those which have been assigned one of the two highest ratings of either Standard & Poor's (AAA and AA) or Moody's (Aaa and Aa). A description of the foregoing ratings is set forth in the Statement of Additional Information.

  The Opportunity Fund may purchase stock index put options to hedge against a loss in its stock portfolio caused by a general decline in the stock market. In addition, the Opportunity Fund may purchase stock index call options in order to participate in an anticipated increase in stock market prices. For a complete discussion of such options, see "Reynolds Blue Chip Growth Fund" above. The value of options purchased by the Opportunity Fund will not exceed 5% of the Opportunity Fund's total assets.


  In investing for long-term growth of capital, the Opportunity Fund does not intend to place emphasis on short-term trading profits. The sale of a particular issuer's securities will be based upon factors such as a change in the national political or economic climate, actual or potential deterioration of the issuer's earning power, increases in the price of the security that are considered excessive relative to the issuer's earning power, and investment opportunities in other securities. The Opportunity Fund anticipates that its annual portfolio turnover rate will not exceed 100%. The annual portfolio turnover rate indicates changes in the Opportunity Fund's portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Opportunity Fund during the fiscal year. The annual portfolio turnover rate may vary widely from year to year depending upon market conditions and prospects. Increased portfolio turnover necessarily results in correspondingly heavier brokerage costs which the Opportunity Fund must pay and increased realized gains (or losses) to shareholders.

  Risks are inherent in any investment. For example, the smaller companies in which the Opportunity Fund may invest may have limited product lines, markets, or financial resources, or may be dependent upon a small management group. In addition, their securities may be subject to more abrupt or erratic market movements than those of larger, more established companies, both because their securities typically are traded in lower volume and because such issuers typically are subject to greater fluctuation in earnings and prospects. As a consequence, there can be no assurance that the objective of the Opportunity Fund will be realized. Nor can there be any assurance that such Fund's portfolio will not decline in value. In view of the nature of the Opportunity Fund's investment activities, investment in its shares may be suitable only for those investors who are prepared to invest without concern for current income.

REYNOLDS U.S. GOVERNMENT BOND FUND


  The investment objective of the Bond Fund is to provide a high level of current income by investing in a diversified portfolio of securities issued or guaranteed as to principal by the U.S. Government, its agencies or instrumentalities (collectively, "U.S. Government Obligations"). It is the Bond Fund's policy under normal market conditions to invest at least 65% of the total value of its assets in U.S. Government Obligations. Examples of the types of U.S. Government Obligations that may be held by the Bond Fund include, in addition to U.S. Treasury Bonds, Notes and Bills, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and Maritime Administration. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as the Federal Home Loan Banks, Federal Intermediate Credit Banks and the Tennessee Valley Authority, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. While the U.S. Government currently provides financial support to such U.S. Government-sponsored instrumentalities, no assurance can be given that it always will do so. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

  The Bond Fund may invest in zero coupon treasury securities which consist of Treasury Notes and Bonds that have been stripped of their unmatured interest coupons by the Federal Reserve Bank. A zero coupon treasury security pays no interest to its holders during its life and its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount much less than its face value. Zero coupon treasury securities are generally subject to greater fluctuations in value in response to changing interest rates than debt obligations that pay interest currently. In addition to zero coupon treasury securities, the Bond Fund may invest in zero coupon bonds issued directly by federal agencies and instrumentalities. Such issues of zero coupon bonds are originated in the form of a zero coupon bond and are not created by stripping an outstanding bond. Finally, the Bond Fund may invest in U.S. Government Obligations that have been stripped of their unmatured interest coupons by dealers. Dealers deposit such stripped U.S. Government Obligations with custodians for safekeeping and then separately sell the principal and interest payments generated by the security.

  Among the U.S. Government Obligations in which the Bond Fund may invest are securities representing an interest in mortgages or securities collateralized by an interest in mortgages (collectively, "mortgage securities"). Interest and principal payments (including prepayments) on the mortgages underlying mortgage securities are passed-through to the holders of mortgage securities. As a result of this pass-through of payments, mortgage securities are often subject to more rapid prepayments of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and the price of the securities. During periods of declining interest rates, such prepayments can be expected to accelerate and the Bond Fund would be required to reinvest the proceeds at the lower interest rate then available. In addition, prepayments of mortgages which underlie mortgage securities purchased at a premium may not have been fully amortized at the time the obligation is repaid. As a result of these principal payment features, mortgage securities are generally more volatile investments than other U.S. Government Obligations.

  In addition, the Bond Fund may invest in high quality corporate obligations. The Bond Fund will limit its investment in corporate bonds and debentures to those which have been assigned one of the two highest ratings of either Standard & Poor's (AAA and AA) or Moody's (Aaa and Aa). A description of the foregoing ratings is set forth in the Statement of Additional Information.

  The average maturity of the obligations held in the Bond Fund is currently expected to be between one and ten years, but will vary depending on the Adviser's forecast for interest rates. When the Adviser believes interest rates will decline, the Bond Fund will emphasize longer-term maturities. Conversely, when the Adviser believes interest rates will rise, the Bond Fund will shorten maturities and/or maintain a larger than normal position in money market instruments. Some factors which the Adviser considers important in determining the interest rate outlook and, thus, the average maturity of the Fund are current and expected: (l) economic forecasts; (2) Federal Reserve policies; (3) inflation rates; (4) real rates of return (yields minus expected inflation); and
(5) shapes of the yield curve.

  The money market instruments the Bond Fund may hold during periods in which the Adviser expects rising interest rates include United States Treasury Bills, certificates of deposit of U.S. Banks, commercial paper and commercial paper master notes rated A-l by Standard & Poor's or Prime-l by Moody's. The Bond Fund will also invest in such instruments in such amounts as the Adviser believes are reasonable to satisfy anticipated redemption requests.

  REYNOLDS MONEY MARKET FUND

  The investment objective of the Money Market Fund is to provide a high level of current income, consistent with liquidity, the preservation of capital and a stable net asset value, by investing in a diversified portfolio of high-quality, highly liquid money market instruments. In pursuing its investment objective, the Money Market Fund will invest, during normal market conditions, all of its assets in U.S. dollar-denominated debt obligations with remaining maturities of thirteen months or less (as determined in accordance with the rules of the Securities and Exchange Commission) and will maintain an average portfolio maturity of no more than 90 days. The Money Market Fund may purchase a broad range of government, bank and commercial obligations that are available in the money markets. The following discussion illustrates the types of instruments in which the Money Market Fund may invest:

  The Money Market Fund may invest in U.S. Government Obligations. For a complete discussion of such securities, see "Reynolds U.S. Government Bond Fund" above.

  The Money Market Fund may purchase bank obligations, such as certificates of deposit, bankers' acceptances and time deposits (i.e., non-negotiable deposits maintained in a banking institution for a specific period of time, not to exceed 7 days, at a stated interest rate), issued by banks with a short-term CD rating in the highest category of at least two nationally recognized rating agencies (or of one agency if only one agency has issued a rating) (the "required rating agencies"). The required rating agencies may consist of Standard & Poor's, Moody's, Duff & Phelps, Inc. ("D&P"), Fitch IBCA, Inc. ("Fitch") and Thompson Bankwatch ("TBW"). A description of the highest rating categories of each of these rating agencies is set forth in the Statement of Additional Information.

  The bank obligations which the Money Market Fund may purchase include U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. Investments by the Money Market Fund in the obligations of foreign banks, U.S. branches of foreign banks and foreign branches of domestic banks will not exceed 25% of the value of the Money Market Fund's total assets at the time of investment. The Money Market Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

  Instruments issued or supported by the credit of foreign banks or foreign branches of domestic banks entail risks that are different from those of investments in domestic obligations of U.S. banks. Such risks include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on such instruments, the possible establishment of exchange controls, the possible seizure or nationalization of foreign deposits and the adoption of other foreign government restrictions which might affect adversely the payment of principal and interest of such instruments. In addition, foreign banks and foreign branches of U.S. banks are subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

  The Money Market Fund may purchase high-quality commercial paper issued by corporations rated (at the time of purchase) in the highest category by the required rating agencies and high-quality corporate bonds with remaining maturities of thirteen months or less which are rated (at the time of purchase) in the highest category by the required rating agencies.

  The Money Market Fund may purchase commercial paper master demand notes rated in the highest category by the required rating agencies. Such notes are unsecured instruments that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. An active secondary market usually will not exist with respect to commercial paper master demand notes. The absence of a secondary market could make it difficult for the Money Market Fund to dispose of such a note if the issuer defaulted on its payment obligation, and the Money Market Fund would, for this or other reasons, suffer a loss with respect to such instrument.

  The Money Market Fund also may agree to purchase U.S. Government Obligations or other debt securities rated in the highest category by the required rating agencies from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon price usually not more than 7 days after their purchase ("repurchase agreements"). The Money Market Fund will enter into repurchase agreements only with financial institutions determined to be creditworthy by the Adviser. During the term of any repurchase agreement, the Adviser will continue to monitor the creditworthiness of the seller, and the seller will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price. Default or bankruptcy of the seller would, however, expose the Money Market Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that the proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Securities subject to repurchase agreements are held by the Money Market Fund's custodian (or sub-custodian) or in the Federal Reserve/Treasury Book-Entry System and, because of the seller's repurchase obligation, may have remaining maturities of longer than one year.

GENERAL CONSIDERATIONS

  Under certain circumstances, each of the Funds may (a) temporarily borrow money from banks for emergency or extraordinary borrowings, (b) pledge its assets to secure borrowings, (c) purchase securities of other investment companies, (d) enter into repurchase agreements, and (e) purchase American Depository Receipts (the Blue Chip Fund and Opportunity Fund only). A more complete discussion of the circumstances in which each of the Funds may engage in these activities is included in the Statement of Additional Information. The investment objectives and, except as provided in the Statement of Additional Information, other policies described under this caption are not fundamental policies and may be changed without shareholder approval. Since each Fund's investment objectives are not fundamental policies, they may be changed without a vote of the applicable Fund's shareholders. Such changes may result in a Fund having investment objectives different from the objectives which the shareholder considered appropriate at the time of investment in such Fund.

                            MANAGEMENT OF THE FUNDS


  As a Maryland corporation, the business and affairs of the Company are managed by its Board of Directors. Each of the Funds has entered into an investment advisory agreement (the "Advisory Agreements") with the Adviser, Reynolds Capital Management (Frederick L. Reynolds, sole proprietor), 80 East Sir Francis Drake Boulevard, Larkspur, California 94939. Under such Advisory Agreements the Adviser furnishes continuous investment advisory services to each of the Funds. The Adviser does not advise any other mutual funds, but does act as the investment adviser to individuals and institutional clients with investment portfolios aggregating as of October 31, 1998 approximately $175,000,000, including the Funds. The Adviser was organized in April, 1985. Mr. Frederick L. Reynolds, the sole proprietor of the Adviser, had previously managed portfolios of a registered investment company.


  The Adviser supervises and manages the investment portfolio of each of the Funds and, subject to such policies as the Board of Directors of the Company may determine, directs the purchase or sale of investment securities in the day-to-day management of the Funds. Under the Advisory Agreements, the Adviser, at its own expense and without reimbursement from any of the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the investments of each Fund, bears all sales and promotional expenses of the Funds, other than expenses incurred in complying with laws regulating the issue or sale of securities, and pays salaries and fees of all officers and directors of the Company (except the fees paid to directors who are not interested persons of the Adviser). For the foregoing, the Adviser receives from the Blue Chip Fund a monthly fee of 1/12 of 1.0% (1.0% per annum) of such Fund's daily net assets; from the Opportunity Fund a monthly fee of 1/12 of 1.0% (1.0% per annum) of such Fund's daily net assets; from the Bond Fund a monthly fee of 1/12 of 0.75% (0.75% per annum) of such Fund's daily net assets; and from the Money Market Fund a monthly fee of 1/12 of 0.5% (0.5% per annum) of such Fund's daily net assets. The advisory fees paid by the Blue Chip Fund, the Opportunity Fund, the Bond Fund and the Money Market Fund in the fiscal year ended September 30, 1998 were equal to 1.00%, 1.00%, 0.75% (0% after reimbursement) and 0.50%
(0% after reimbursement), respectively, of such Fund's average net assets. See "FINANCIAL HIGHLIGHTS."

  Frederick L. Reynolds, sole proprietor of the Adviser since he founded the firm in 1985, is primarily responsible for the day-to-day management of each Fund's portfolio. He has held this responsibility since each Fund commenced operations. Mr. Reynolds also has served as Chairman, President, Treasurer and a Director of the Company since it was organized in April, 1988.

  Each of the Funds also has entered into an administration agreement (the "Administration Agreements") with Fiduciary Management, Inc. (the "Administrator"), 225 East Mason Street, Milwaukee, Wisconsin 53202. Under the Administration Agreements the Administrator prepares and maintains the books, accounts and other documents required by the Act, determines each Fund's net asset value, responds to shareholder inquiries, prepares each Fund's financial statements and tax returns, prepares certain reports and filings with the Securities and Exchange Commission and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains each Fund's financial and accounting records and generally assists in all aspects of the Funds' operations. The Administrator, at its own expense and without reimbursement from any of the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreements. For the foregoing, the Administrator receives from the Blue Chip Fund and the Opportunity Fund a monthly fee of 1/12 of 0.2% (0.2% per annum) on the first $30,000,000 of the daily net assets of each of such Funds and 1/12 of 0.1% (0.1% per annum) on the daily net assets of each of such Funds in excess of $30,000,000; and from the Bond Fund and the Money Market Fund a monthly fee of 1/12 of 0.1% (0.1% per annum) on the daily net assets of each of such Funds.

                               DISTRIBUTION PLAN


  Each of the Blue Chip Fund and the Opportunity Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that each Fund may incur certain costs which may not exceed a maximum amount equal to 1/12 of 0.25% (0.25% per annum) of such Fund's average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year. Amounts paid under the Plan by a Fund may be spent by such Fund on any activities or expenses primarily intended to result in the sale of shares of such Fund, including but not limited to, advertising, compensation for sales and sales marketing activities of financial institutions and others, such as dealers or distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature. Distribution expenses will be authorized by the officers of the Company as the Blue Chip Fund and Opportunity Fund do not employ a distributor. To the extent any activity financed by the Plan is one which a Fund may finance without a 12b-1 plan, such Fund may also make payments to finance such activity outside of the Plan and not be subject to its limitations.

                        DETERMINATION OF NET ASSET VALUE


  The per share net asset value of each Fund is determined by dividing the total value of such Fund's net assets (meaning its assets less its liabilities) by the total number of its shares outstanding at that time. Except as otherwise noted below, each Fund's net asset value is determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on the New York Stock Exchange on each day the New York Stock Exchange is open for trading. This determination is applicable to all transactions in shares of such Fund prior to that time and after the previous time as of which net asset value was determined. Accordingly, purchase orders accepted or shares tendered for redemption prior to the close of regular trading on a day the New York Stock Exchange is open for trading will be valued as of the close of trading, and purchase orders accepted or shares tendered for redemption after that time will be valued as of the close of the next trading day. Notwithstanding the foregoing, the net asset value of the Bond Fund and the Money Market Fund also will not be determined on days when the Federal Reserve is closed.


  In calculating the net asset value of the Blue Chip Fund, the Opportunity Fund and the Bond Fund, portfolio securities traded on any national securities exchange or quoted on the Nasdaq Stock Market will ordinarily be valued on the basis of the last sale price on the date of valuation, or in the absence of any sales on that date, the most recent bid price. Other securities will generally be valued at the most recent bid price if market quotations are readily available. Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Company's Board of Directors, except that debt securities having maturities of less than 60 days may be valued using the amortized cost method.

  Securities held by the Money Market Fund are valued at amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, a constant amortization of any discount or premium is assumed each day regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument. The Money Market Fund attempts to maintain its per share net asset value at $1.00. Under most conditions, the Adviser believes this will be possible. Calculations are made periodically to compare the value of the Money Market Fund's portfolio at amortized cost to current market values. In the event the per share net asset value (calculated by reference to market value) should deviate from $1.00 by l/2 of 1% or more, the Board of Directors will promptly consider what action, if any, should be taken.

                             HOW TO PURCHASE SHARES


  Shares of the Funds may be purchased directly from the Company. The price per share of each Fund is its next determined per share net asset value after receipt of an application in proper form. A purchase application is included in the center of this Prospectus. Additional purchase applications may be obtained from the Company. The Board of Directors of the Company has established $1,000 as the minimum initial purchase for each Fund ($100 for an initial purchase through an employee benefit, profit sharing or retirement plan such as a 401(k)
Plan) and $100 as the minimum for any subsequent purchase (except for the Automatic Investment Plan and through dividend reinvestment), which minimum amounts are subject to change at any time. Shareholders of the Funds will be advised at least 30 days in advance of any increases in such minimum amounts.

TO PURCHASE BY MAIL


  Purchase applications should be mailed directly to Reynolds Funds, c/o
Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. The U.S. Postal Service is not an agent of the Funds. Therefore, deposit in the mail does not constitute receipt by Firstar Mutual Fund Services, LLC or the Funds. Please DO NOT MAIL LETTERS BY OVERNIGHT COURIER TO THE POST OFFICE BOX. All applications must be accompanied by payment in the form of a check which should be made payable to the full name of the Fund whose shares are being purchased. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash will be accepted. Firstar Mutual Fund Services, LLC will charge a $25 fee against a shareholder's account for any payment check returned to the custodian. The shareholder will also be responsible for any losses suffered by any Fund as a result. When a purchase is made by check (other than a cashiers or certified check) and a redemption is made shortly thereafter, the Company may delay the mailing of a redemption check until it is satisfied that the check has cleared. (It will normally take up to 3 days to clear local personal or corporate checks and up to 7 days to clear other personal and corporate checks.) To avoid redemption delays, purchases may be made by cashiers or certified check or by direct wire transfers. Note: Different forms are used for establishing REYNOLDS FUNDS-SPONSORED Individual Retirement Accounts, defined contribution, 401(k) and 403(b)(7) plans. Please call Firstar Mutual Fund Services, LLC at 1-800-773-9665 or 1-414-765-4124 to obtain such forms.

TO PURCHASE BY OVERNIGHT OR EXPRESS MAIL


  Purchase applications also may be sent by overnight or express mail. Please use the following address to insure proper delivery: Reynolds Funds, c/o Firstar Mutual Fund Services, LLC, 3rd Floor, 615 E. Michigan Street, Milwaukee, Wisconsin 53202. The U.S. Postal Service and other independent delivery services are not agents of the Fund. Therefore, deposit of purchase applications with such services does not constitute receipt by Firstar Mutual Fund Services, LLC or the Funds.

TO PURCHASE BY WIRE


  THE ESTABLISHMENT OF A NEW ACCOUNT BY WIRE TRANSFER SHOULD BE PRECEDED BY A TELEPHONE CALL TO FIRSTAR MUTUAL FUND SERVICES, LLC AT 1-800-773-9665 OR 1-414-765-4124 IN ORDER TO PROVIDE INFORMATION FOR THE SETTING UP OF THE ACCOUNT, OBTAIN A CONFIRMATION NUMBER AND TO ENSURE PROMPT AND ACCURATE HANDLING OF FUNDS. THE FUNDS AND THEIR TRANSFER AGENT ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS. A COMPLETED PURCHASE APPLICATION ALSO MUST BE SENT TO REYNOLDS FUNDS AT THE ABOVE ADDRESS IMMEDIATELY FOLLOWING THE INVESTMENT.

  A purchase request for any of the Funds should be wired through the Federal Reserve System as follows:


Firstar Bank Milwaukee, NA
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA Number 0750-00022
For credit to Firstar Mutual Fund Services, LLC
Account Number 112-952-137

For further credit to: ---------------------------------------------------------
                       (Insert full name of appropriate Fund)

Shareholder name: --------------------------------------------------------------
--------------------------------------------------------------------------------

Shareholder account number: ----------------------------------------------------

TO MAKE ADDITIONAL INVESTMENTS


  Shareholders of any Fund may add to their account at any time ($100 minimum). The remittance form which is attached to a shareholder's individual account statement should, if possible, accompany any investment made through the mail. Every purchase request must include a shareholder's account registration number in order to assure that funds are credited properly.

AUTOMATIC INVESTMENT PLAN


  The Company offers an Automatic Investment Plan whereby a shareholder may automatically make purchases of shares of any Reynolds Fund on a regular, convenient basis ($50 minimum per transaction). Under the Automatic Investment Plan, a shareholder's designated bank or other financial institution debits a preauthorized amount on the shareholder's account on any date specified by the shareholder each month or calendar quarter and applies the amount to the purchase of the appropriate Reynolds Fund shares. If such date is a weekend or holiday, such purchase shall be made on the next business day. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House ("ACH"). No service fee is currently charged by the Company for participating in the Automatic Investment Plan. A $25 fee will be imposed by the transfer agent if sufficient funds are not available in the shareholder's account at the time of the automatic transaction. An application to establish the Automatic Investment Plan is included as part of the purchase application. Shareholders may change the date or amount of investments at any time by writing to or calling Firstar Mutual Fund Services, LLC at 1-800-773-9665. In the event an investor discontinues participation in the Automatic Investment Plan, the Company reserves the right to redeem the investor's account involuntarily, upon 60 days' notice, if the account's value is $500 or less.

GENERAL INFORMATION


  As no-load mutual funds, the Funds impose no sales commissions and, therefore, the entire amount of an investment in any Fund is used to purchase shares of such Fund. All shares purchased will be credited to the shareholder's account and confirmed by a statement mailed to the shareholder's address. The Company does not issue stock certificates for shares purchased. Applications are subject to acceptance by the Company and are not binding until so accepted. The Funds do not, except as indicated in the following sentence, accept telephone orders for the purchase of shares, and they reserve the right to reject applications in whole or in part. Investors may purchase shares of the Funds through programs or services offered or administered by broker-dealers, financial institutions or other service providers ("Processing Intermediaries"). Such Processing Intermediaries may become shareholders of record and may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest directly in the Funds. Certain services of the Funds may not be available or may be modified in connection with the programs provided by Processing Intermediaries. The Funds may accept requests to purchase additional shares into an account in which the Processing Intermediary is the shareholder of record only from the Processing Intermediary. Processing Intermediaries may charge fees or assess other charges for the services they provide to their customers. Any such fee or charge is retained by the Processing Intermediary and is not remitted to the Funds or the Adviser. Additionally, the Adviser and/or the Fund may pay fees to Processing Intermediaries to compensate them for the services they provide. Program materials provided by the Processing Intermediary should be read in conjunction with the Prospectus before investing in this manner. Shares of the Funds may be purchased through Processing Intermediaries without regard to the Funds' minimum purchase requirements.


  The Funds may authorize one or more Processing Intermediaries (and other Processing Intermediaries properly designated thereby) to accept purchase orders on the Funds' behalf. In such event, the Funds will be deemed to have received a purchase order when the Processing Intermediary accepts the customer order, and the order will be priced at such Fund's net asset value next computed after it is accepted by the Processing Intermediary.

  Certain Processing Intermediaries that have entered into agreements with the Funds may enter purchase orders by telephone, with payment to follow the next business day as specified in the agreement. The Funds may effect such purchase orders at the net asset value next determined after receipt of the telephone purchase order. It is the responsibility of the Processing Intermediary to place the order with the Funds on a timely basis. If payment is not received within the time period specified in the agreement, the Processing Intermediary could be held liable for any resulting fees or losses.

                              HOW TO REDEEM SHARES

  Investors who purchase shares directly from any Fund may redeem all or part of their shares in accordance with any of the procedures described below.

REGULAR REDEMPTION


  A shareholder may require the Company to redeem his shares of any Fund in whole or part at any time during normal business hours. Redemption requests must be made in writing and directed to Reynolds Funds, c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. The U.S. Postal Service and other independent delivery services are not agents of the Funds. Therefore, deposit of redemption requests in the mail or with such delivery services does not constitute receipt by Firstar Mutual Fund Services, LLC or the Funds. Please DO NOT MAIL LETTERS BY OVERNIGHT COURIER TO THE POST OFFICE BOX ADDRESS. Redemption requests sent by overnight or express mail should be directed to Reynolds Funds, c/o Firstar Mutual Fund Services, LLC, 3rd Floor, 615 E. Michigan Street, Milwaukee, Wisconsin 53202. If a redemption request is inadvertently sent to the Company at its corporate address, it will be forwarded to Firstar Mutual Fund Services, LLC, and the effective date of redemption will be delayed until the request is received by Firstar Mutual Fund Services, LLC. Requests for redemption by telegram cannot be honored and requests which are subject to any special conditions or which specify an effective date other than as provided herein cannot be honored by any Fund.

  Redemption requests should specify the name of the appropriate Fund, the number of shares or dollar amount to be redeemed, shareholder's name, account number, and the additional requirements listed below that apply to the particular account.

TYPE OF REGISTRATION          REQUIREMENTS
--------------------          --------------
Individual, Joint Ten-        Redemption request signed by all person(s)
ants, Sole Proprietor,        required to Custodial (Uniform     sign for the
Gift to Minors Act),          account, exactly as it is registered.
General Partners

Corporations,                 Redemption request and a corporate resolution,
Associations                  signed by person(s) required to sign for the
                              account, accompanied by signature guarantee(s).

Trusts Redemption request signed by the Trustee(s) with a signature guarantee. (If the Trustee's name is not registered on the account, a copy of the trust document certified within the last sixty (60) days is also required.)


  Redemption requests from shareholders in an Individual Retirement Account must include instructions regarding federal income tax withholding. Unless otherwise indicated, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding. If a shareholder is not included in any of the above registration categories (e.g., executors, administrators, conservators or guardians), the shareholder should call the transfer agent, Firstar Mutual Fund Services, LLC, at 1-800-773-9665 or 1-414-765-4124 for further instructions.


  Signatures need not be guaranteed unless otherwise indicated above, the redemption request exceeds $25,000, or the proceeds of the redemption are requested to be sent by wire transfer, to a person other than the registered holder or holders of the shares to be redeemed, or to be mailed to other than the address of record, in which cases each signature on the redemption request must be guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution. Redemptions will not be effective or complete until all of the foregoing conditions, including receipt of all required documentation by Firstar Mutual Fund Services, LLC have been satisfied.

TELEPHONE REDEMPTION


  Shareholders may redeem shares of the Funds by telephone. To redeem shares by telephone, an investor must check the appropriate box on the purchase application. Once this feature has been requested, shares may be redeemed by phoning Firstar Mutual Fund Services, LLC at 1-800-773-9665 or 1-414-765-4124 and giving the account name, account number and amount of redemption. Proceeds redeemed by telephone will be mailed, wired or sent via Electronic Funds Transfer ("EFT") only to an investor's address or bank of record as shown on the records of the transfer agent. (Transfers via EFT generally take up to 3 business days to reach the investor's bank account.) Telephone redemptions must be in amounts of $1,000 or more.

  If an investor redeems shares of a Fund by telephone and requests wire payment, payment of the redemption proceeds will normally be made in federal funds on the next business day. As stated above, the transfer agent will wire redemption proceeds only to the bank and account designated on the purchase application or in written instructions subsequently received by the transfer agent, and only if the investor's bank is a commercial bank located within the United States. The transfer agent currently charges a $12.00 fee for each payment made by wire of redemption proceeds, which will be deducted from the shareholder's account.

  If an investor redeems shares of a Fund by telephone and requests EFT, money will be automatically moved from the investor's Fund account to the investor's bank account according to the bank and account designated on the purchase application or in written instructions subsequently received by the transfer agent. Transfers via EFT generally take up to 3 business days to reach your bank account. There is not a charge for a payment made via EFT.


  In order to arrange for telephone redemptions after a Fund account has been opened or to change the bank, account or address designated to receive redemption proceeds, a written request must be sent to Firstar Mutual Fund Services, LLC at the address listed above under "Regular Redemption." The request must be signed by each shareholder of the account with the signatures guaranteed as described above. Further documentation may be requested from corporations, executors, administrators, trustees and guardians.

  The Funds reserve the right to refuse a telephone redemption if they believe it is advisable to do so. Procedures for redeeming shares of the Funds by telephone may be modified or terminated by the Funds at any time. Neither the Funds nor their transfer agent will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided reasonable procedures are used to confirm the genuineness of the telephone instructions, but may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls.

  During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If an investor is unable to contact the transfer agent by telephone, shares of the Funds may also be redeemed by delivering the redemption request to the transfer agent in person or by mail as described above under "Regular Redemption."

CHECKWRITING


  An investor may request on the purchase application that the Money Market
Fund provide redemption checks drawn on the Money Market Fund. Checks may be in amounts of $500 or more. There is no charge for this privilege. The shares redeemed by check will continue earning dividends until the check clears. Checks will not be returned. Checks are supplied free of charge and additional checks will be sent to the shareholder upon request. In order to establish this checkwriting option after an account has been opened, the shareholder must send a written request to the Reynolds Money Market Fund. This request must be signed by each shareholder whose name appears on the account. Shareholders may place stop payment requests on checks by calling the Money Market Fund at 1-800-773-9665. A $25 fee will be charged for each stop payment request. If there are insufficient shares in the shareholder's account to cover the amount of the redemption by check, the check will be returned marked "insufficient funds," and a fee of $25 will be charged to the shareholder's account. Because dividends on the Money Market Fund accrue daily, checks may not be used to close an account, as a small balance is likely to result. The checkwriting option is not available to shareholders of the Blue Chip Fund, the Opportunity Fund or the Bond
Fund.

OTHER REDEMPTION INFORMATION


  The redemption price per share for each Fund is the next determined net asset value per share for such Fund after receipt by Firstar Mutual Fund Services, LLC of the written request in proper form with all required documentation. The amount received will depend on the market value of the investments in the appropriate Fund's portfolio at the time of determination of net asset value, and may be more or less than the cost of the shares redeemed. Proceeds for shares redeemed will be mailed, wired or forwarded via EFT to the holder typically within one or two days, but no later than the seventh day after receipt of the redemption request in proper form and of all required documentation except as indicated in "HOW TO PURCHASE SHARES" for certain redemptions of shares purchased by check. Wire transfers may be arranged through Firstar Mutual Fund Services, LLC, which will assess a nominal wiring charge (currently $12.00, but subject to change without notice) directly against the investor's account. Redemptions via EFT generally will take up to 3 business days to reach the investor's bank account.


  Shares of the Funds purchased through programs or services offered or administered by Processing Intermediaries that have entered into agreements with the Funds may be required to be redeemed through such programs. Such Processing Intermediaries may become shareholders of record and may use procedures and impose restrictions in addition to or different from those applicable to shareholders who redeem shares directly through the Funds. The Funds may accept redemption requests for an account in which the Processing Intermediary is the shareholder of record only from the Processing Intermediary. The Funds may authorize one or more Processing Intermediaries (and other Processing Intermediaries properly designated thereby) to accept redemption requests on the Funds' behalf. In such event, that Fund will be deemed to have received a redemption request when the Processing Intermediary accepts the shareholder's request, and the redemption price will be such Fund's net asset value next computed after the shareholder's redemption request is accepted by the Processing Intermediary.

  The Company reserves the right to redeem the shares held in any account if at the time of any transfer or redemption of shares in the account, the value of the remaining shares in the account falls below $500. Shareholders of any Fund will be notified in writing when the value of the account is less than the minimum and allowed at least 60 days to make an additional investment in such Fund. The receipt of proceeds from the redemption of shares held in an Individual Retirement Account will constitute a taxable distribution of benefits from the IRA unless a qualifying rollover contribution is made. Involuntary redemptions will not be made because the value of shares in an account falls below $500 solely because of a decline in such Fund's net asset value.

  The right to redeem shares of any Fund will be suspended for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension or (c) an emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the Company to dispose of such Fund's securities or fairly to determine the value of its net assets.

                               EXCHANGE PRIVILEGE


  The Company generally permits shareholders to exchange shares of one of the Reynolds Funds for shares of any other. A written request to exchange shares of one Reynolds Fund for shares of another may be made at no cost to the shareholder. Signatures required are the same as previously explained under "HOW TO REDEEM SHARES." A shareholder wishing to use the telephone exchange privilege must check the appropriate box on the purchase application. The telephone exchange option may also be added to an existing account by submitting the request in writing to Reynolds Funds, c/o Firstar Mutual Fund Services, LLC, 3rd Floor, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Exchange requests should be directed to Firstar Mutual Fund Services, LLC at 1-800-773-9665 or 1-414-765-4124. In order to request an exchange by telephone, an investor must give the account name, account number and the amount or number of shares to be exchanged.


  Procedures for telephone exchanges may be modified or terminated at any time by the Company or its transfer agent. Neither the Company nor its transfer agent will be liable for following instructions for telephone exchanges that they reasonably believe to be genuine, provided reasonable procedures are used to confirm the genuineness of the telephone instructions, but may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls.
During periods of significant economic or market change, telephone exchanges may be difficult to implement. If an investor is unable to contact Firstar Mutual Fund Services, LLC by telephone, an investor may also deliver the exchange request by mail at the address listed above.

  There is currently no limitation on the number of exchanges a shareholder may make. However, shares subject to an exchange must have a current value of at least $1,000. Furthermore, in establishing a new account in another Reynolds Fund through this privilege, the exchanged shares must have a value at least equal to the minimum investment required by the Fund into which the exchange is being made. A completed purchase application also must be sent to Reynolds Funds at the above address immediately after establishing a new account through this privilege.


  The exchange privilege is available only in states where the exchange may be legally made. Exchange requests may be subject to other limitations, including those relating to frequency, that may be established from time to time to ensure that the exchanges do not disadvantage any Fund or its shareholders. Shareholders will be notified at least 60 days in advance of any changes in such limitations and may obtain the terms of any such limitations by writing to Reynolds Funds, c/o Firstar Mutual Fund Services, LLC, 3rd Floor, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. No exchange fee is currently imposed by the Company on exchanges; however, the Company reserves the right to impose a service charge in the future.

  An exchange involves a redemption of all or a portion of the shares in one Fund and the investment of the redemption proceeds in shares of another Fund and is subject to any applicable adjustments in connection with such redemption and investment. The redemption will be made at the per share net asset value of the shares to be redeemed next determined after the exchange request is received as described above. The shares of the Fund to be acquired will be purchased (subject to any applicable adjustment) at the per share net asset value of those shares next determined coincident with or after the time of redemption.

  Investors may find the exchange privilege useful if their investment objectives should change after they invest in the Reynolds Funds. For federal income tax purposes, an exchange of shares (except an exchange from the Money Market Fund to another Reynolds Fund) is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences of a particular exchange.

                        ADDITIONAL SHAREHOLDER SERVICES

DIVIDEND REINVESTMENT PLAN

  Shareholders of any Fund may elect to have all income dividends and capital gains distributions reinvested or paid in cash, or to have income dividends reinvested and capital gains distributions paid in cash or capital gains distributions reinvested and income dividends paid in cash. Shareholders having dividends and/or capital gains distributions paid in cash may choose to have such amounts mailed or forwarded via EFT. Transfers via EFT generally will take up to 3 business days to reach the shareholder's bank account. See the purchase application included in the center of this Prospectus for further information. If the shareholder does not specify an election, all income dividends and capital gains distributions will automatically be reinvested in full and fractional shares of the appropriate Fund, calculated to the nearest 1,000th of a share. With respect to the Blue Chip Fund and the Opportunity Fund, shares are purchased at the net asset value in effect on the business day after the dividend record date and are credited to the shareholder's account on such date. With respect to the Bond Fund and the Money Market Fund, shares are purchased at the net asset value in effect on the dividend payment date and are credited to the shareholder's account on such date. As in the case of normal purchases, stock certificates will not be issued. Shareholders will be advised of the number of shares purchased and the price following each reinvestment. An election to reinvest or receive dividends and/or distributions in cash will apply to all shares of a Fund registered in the same name, including those previously purchased. See "DIVIDENDS, DISTRIBUTIONS AND TAXES" for tax consequence.


  A shareholder may change an election at any time by notifying the appropriate Fund in writing or, subject to certain limited exceptions, by calling Firstar Mutual Fund Services, LLC at 1-800-773-9665. If such a notice is received between a dividend declaration date and payment date, it will become effective on the day following the payment date. The Funds may modify or terminate the dividend reinvestment program at any time on 30 days' notice to participants.

SYSTEMATIC WITHDRAWAL PLAN


  To accommodate the current cash needs of investors, the Funds offer a Systematic Withdrawal Plan, pursuant to which a shareholder who owns shares of any Fund worth at least $10,000 at current net asset value may provide that a fixed sum will be distributed to him at regular intervals. In electing to participate in the Systematic Withdrawal Plan, investors should realize that within any given period the appreciation of their investment in a particular Fund may not be as great as the amount withdrawn. A shareholder may vary the amount or frequency of withdrawal payments or temporarily discontinue them by notifying Firstar Mutual Fund Services, LLC in writing or by telephone at 1-800-773-9665 or 1-414-765-4124. A more complete discussion of the Systematic Withdrawal Plan is included in the Funds' Statement of Additional Information. The Systematic Withdrawal Plan does not apply to shares of any Fund held in Individual Retirement Accounts or defined contribution retirement plans. An application for participation in the Systematic Withdrawal Plan is included as part of the purchase application.

SYSTEMATIC EXCHANGE PLAN

  The Company offers a Systematic Exchange Plan whereby a shareholder may automatically exchange shares (in increments of $100 or more) of one Reynolds Fund into another on any day, either monthly or quarterly, the shareholder chooses. If that day is a weekend or holiday, such exchange will be made on the next business day. An application to establish the Systematic Exchange Plan is included as part of the purchase application. In order to participate, a shareholder must meet the minimum initial investment requirement for the receiving Fund. No service fee is currently charged by the Company for participating in the Systematic Exchange Plan; however, the Company reserves the right to impose a service charge in the future.

  The Systematic Exchange Plan is available only in states where the desired exchanges may be legally made. For federal income tax purposes, each exchange of shares (except an exchange from the Money Market Fund to another Reynolds Fund) is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before participating in the Systematic Exchange Plan, an investor should consult a tax or other financial adviser to determine the tax consequences of participation.

                                RETIREMENT PLANS

  Each of the Funds offers the following retirement plans that may be funded with purchases of shares of such Fund and may allow investors to shelter some of their income from taxes:

INDIVIDUAL RETIREMENT ACCOUNTS

  Individual shareholders may establish their own tax-sheltered Individual Retirement Accounts ("IRA"). Each of the Funds currently offers three types of IRAs that can be adopted by executing the appropriate Internal Revenue Service ("IRS") Form.

  Traditional IRA. In a Traditional IRA, amounts contributed to the IRA may be tax deductible at the time of contribution depending on whether the shareholder is an "active participant" in an employer-sponsored retirement plan and the shareholder's income. Distributions from a Traditional IRA will be taxed at distribution except to the extent that the distribution represents a return of the shareholder's own contributions for which the shareholder did not claim (or was not eligible to claim) a deduction. Distributions prior to age 59-1/2 may be subject to an additional 10% tax applicable to certain premature distributions. Distributions must commence by April 1 following the calendar year in which the shareholder attains age 70-1/2. Failure to begin distributions by this date (or distributions that do not equal certain minimum thresholds) may result in adverse tax consequences.


  Roth IRA. In a Roth IRA, amounts contributed to the IRA are taxed at the time of contribution, but distributions from the IRA are not subject to tax if the shareholder has held the IRA for certain minimum periods of time (generally, until age 59-1/2). Shareholders whose incomes exceed certain limits are ineligible to contribute to a Roth IRA. Distributions that do not satisfy the requirements for tax-free withdrawal are subject to income taxes (and possibly penalty taxes) to the extent that the distribution exceeds the shareholder's contributions to the IRA. The minimum distribution rules applicable to Traditional IRAs do not apply during the lifetime of the shareholder. Following the death of the shareholder, certain minimum distribution rules apply.

  For Traditional and Roth IRAs, the maximum annual contribution generally is equal to the lesser of $2,000 or 100% of the shareholder's compensation (earned income). An individual may also contribute to a Traditional IRA or Roth IRA on behalf of his or her spouse provided that the individual has sufficient compensation (earned income). Contributions to a Traditional IRA reduce the allowable contribution under a Roth IRA, and contributions to a Roth IRA reduce the allowable contribution to a Traditional IRA.

  Education IRA. In an Education IRA, contributions are made to an IRA maintained on behalf of a beneficiary under age 18. The maximum annual contribution is $500 per beneficiary. The contributions are not tax deductible when made. However, if amounts are used for certain educational purposes, neither the contributor nor the beneficiary of the IRA are taxed upon distribution. The beneficiary is subject to income (and possibly penalty taxes) on amounts withdrawn from an Education IRA that are not used for qualified educational purposes. Shareholders whose income exceeds certain limits are ineligible to contribute to an Education IRA.

  Under current IRS regulations, an IRA applicant must be furnished a disclosure statement containing information specified by the IRS. The applicant generally has the right to revoke his account within seven days after receiving the disclosure statement and obtain a full refund of his contributions. The custodian may, in its discretion, hold the initial contribution uninvested until the expiration of the seven-day revocation period. The custodian does not anticipate that it will exercise its discretion but reserves the right to do so.

SIMPLIFIED EMPLOYEE PENSION PLAN

  A Traditional IRA may also be used in conjunction with a Simplified Employee Pension Plan ("SEP-IRA"). A SEP-IRA is established through execution of Form 5305-SEP together with a Traditional IRA established for each eligible employee. Generally, a SEP-IRA allows an employer (including a self-employed individual) to purchase shares with tax deductible contributions, which may not exceed annually for any one participant 15% of compensation (disregarding for this purpose compensation in excess of $160,000 per year). The $160,000 compensation limit applies for 1998 and is adjusted periodically for cost of living increases. A number of special rules apply to SEP Plans, including a requirement that contributions generally be made on behalf of all employees of the employer (including for this purpose a sole proprietorship or partnership) who satisfy certain minimum participation requirements.

SIMPLE IRA

  An IRA may also be used in connection with a SIMPLE Plan established by the shareholder's employer (or by a self-employed individual). When this is done, the IRA is known as a SIMPLE IRA, although it is similar to a Traditional IRA with the exceptions described below. Under a SIMPLE Plan, the shareholder may elect to have his or her employer make salary reduction contributions of up to $6,000 per year to the SIMPLE IRA. The $6,000 limit applies for 1998 and is adjusted periodically for cost of living increases. In addition, the employer will contribute certain amounts to the shareholder's SIMPLE IRA, either as a matching contribution to those participants who make salary reduction contributions or as a non-elective contribution to all eligible participants whether or not making salary reduction contributions. A number of special rules apply to SIMPLE Plans, including (1) a SIMPLE Plan generally is available only to employers with fewer than 100 employees; (2) contributions must be made on behalf of all employees of the employer (other than bargaining unit employees) who satisfy certain minimum participation requirements; (3) contributions are made to a special SIMPLE IRA that is separate and apart from the other IRAs of employees; (4) the distribution excise tax (if otherwise applicable) is increased to 25% on withdrawals during the first two years of participation in a SIMPLE IRA; and (5) amounts withdrawn during the first two years of participation may be rolled over tax-free only into another SIMPLE IRA (and not to a Traditional IRA or to a Roth IRA). A SIMPLE IRA is established by executing Form 5304-SIMPLE together with an IRA established for each eligible employee.

403(B)(7) CUSTODIAL ACCOUNT

  A 403(b)(7) Custodial Account is available for use in conjunction with the 403(b)(7) program established by certain educational organizations and other organizations that are exempt from tax under 501(c)(3) of the Internal Revenue Code as amended (the "Code"). Amounts contributed to the custodial account in accordance with the employer's 403(b)(7) program will be invested on a tax-deductible basis in shares of any Fund. Various contribution limits apply with respect to 403(b)(7) arrangements.

DEFINED CONTRIBUTION RETIREMENT PLAN (401(K))

  A prototype defined contribution plan is available for employers who wish to purchase shares of any Fund with tax deductible contributions. The plan consists of both profit sharing and money purchase pension components. The profit sharing component includes a Section 401(k) cash or deferred arrangement for employers who wish to allow eligible employees to elect to reduce their compensation and have such amounts contributed to the plan. The limit on employee salary reduction contributions is $10,000 annually (as adjusted for cost-of-living increases) although lower limits may apply as a result of non-discrimination requirements incorporated into the plan. The Company has received an opinion letter from the IRS holding that the form of the prototype defined contribution retirement plan is acceptable under Section 401 of the Code. The maximum annual contribution that may be allocated to the account of any participant is generally the lesser of $30,000 or 25% of compensation (earned income). Compensation in excess of $160,000 (as periodically indexed for cost-of-living increases) is disregarded for this purpose. The maximum amount that is deductible by the employer depends upon whether the employer adopts both the profit sharing and money purchase components of the plan, or only one component.

RETIREMENT PLAN FEES


  Firstar Bank Milwaukee, Milwaukee, Wisconsin, serves as trustee or custodian of the retirement plans. Firstar Bank Milwaukee invests all cash contributions, dividends and capital gains distributions in shares of the appropriate Fund. For such services, the following fees are charged against the accounts of participants; $12.50 annual maintenance fee per participant account ($25.00 maximum per tax payer identification number); $15 for transferring to a successor trustee or custodian; $15 for distribution(s) to a participant; and $15 for refunding any contribution in excess of the deductible limit. Firstar Bank Milwaukee's fee schedule may be changed upon written notice.

  Requests for information and forms concerning the retirement plans should be directed to the Company. Because a retirement program may involve commitments covering future years, it is important that the investment objective of the Funds be consistent with the participant's retirement objectives. Premature withdrawal from a retirement plan will result in adverse tax consequences. Consultation with a competent financial and tax adviser regarding the retirement plans is recommended.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES


  Each of the Funds will endeavor to qualify as a "regulated investment company" under Subchapter M of the Code. Each Fund is taxed as a separate entity under Subchapter M and qualifies on a separate basis. Pursuant to the qualification requirements of Subchapter M, each Fund intends to distribute substantially all of its net investment income to its shareholders annually.


  Each of the Funds also intends to distribute substantially all of its net capital gains less available capital loss carryovers annually and other income to reduce or avoid federal income and excises taxes. For federal income tax purposes, distributions by a Fund, whether invested in additional shares of Common Stock or received in cash, will be taxable to such Fund's shareholders unless exempt from federal taxation. Shareholders will be notified annually as to the federal tax status of dividends and distributions.


  Distributions and redemptions may also be taxed under state and local tax laws. Investors are advised to consult their tax adviser concerning the application of state and local taxes.

                              SHAREHOLDER REPORTS


  Shareholders of each Fund will be provided at least semiannually with a report showing such Fund's portfolio and other information. After the close of the Company's fiscal year, which ends September 30, each Fund will provide its shareholders with an annual report containing audited financial statements. An individual account statement will be sent to shareholders by Firstar Mutual Fund Services, LLC after each purchase, including reinvestment of dividends, or redemption of shares of any Fund. Each shareholder will also receive an annual statement after the end of the calendar year listing all transactions in shares of the Funds during such year.


  Shareholder who have questions about their respective accounts should call Firstar Mutual Fund Services, LLC at 1-800-773-9665 or 1-414-765-4124. Investors who have general questions about the Funds or desire additional information should write to Reynolds Funds, Wood Island, Third Floor, 80 East Sir Francis Drake Boulevard, Larkspur, California 94939, Attention: Corporate Secretary, or call 1-415-461-7860.

                             BROKERAGE TRANSACTIONS

  The Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of the Funds' portfolio securities. In placing purchase and sale orders for the Funds, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided.

  The Advisory Agreements permit the Adviser to pay a broker which provides brokerage and research services to the Adviser a commission for effecting securities transactions in excess of the amount another broker would have charged for executing the transaction, provided the Adviser believes this to be in the best interests of the applicable Fund. The Blue Chip Fund, the Opportunity Fund and the Bond Fund may place portfolio orders with broker-dealers who recommend the purchase of their shares to clients, if the Adviser believes the commissions and transaction quality are comparable to that available from other brokers, and may allocate portfolio brokerage on that basis.

              GENERAL INFORMATION ABOUT THE COMPANY AND THE FUNDS

DESCRIPTION OF SHARES AND VOTING RIGHTS

  The Company's authorized capital consists of 20,000,000 Reynolds Blue Chip Growth Fund shares, 20,000,000 Reynolds Opportunity Fund shares, 20,000,000 Reynolds U.S. Government Bond Fund shares and 500,000,000 Reynolds Money Market Fund shares. Each share outstanding entitles the holder to one vote. Generally shares are voted in the aggregate and not by each Fund, except where class voting by each Fund is required by Maryland law or the Act (e.g. change in investment policy or approval of an investment advisory agreement).

  The shares of each Fund have the same preferences, limitations and rights, except that all consideration received from the sale of shares of each Fund, together with all income, earnings, profits and proceeds thereof, belong to that Fund and are charged with the liabilities in respect of that Fund and of that Fund's share of the general liabilities of the Company in the proportion that the total net assets of the Fund bears to the total net assets of all the Funds. The net asset value per share of each Fund is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends are paid on shares of each Fund only out of lawfully available assets belonging to that Fund. In the event of liquidation or dissolution of the Company, the shareholders of each Fund will be entitled, out of the assets of the Company available for distribution, to the assets belonging to such Fund.

  There are no conversion or sinking fund provisions applicable to the shares of any Fund, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. Consequently the holders of more than 50% of the Company's shares voting for the election of directors can elect the entire Board of Directors, and in such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors. The Maryland General Corporation Law permits registered investment companies, such as the Company, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Act. The Company has adopted the appropriate provisions in its Bylaws and does not anticipate holding an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the Act. The Company also has adopted provisions in its Bylaws for the removal of directors by its shareholders.

  The shares of each Fund are redeemable and are transferable. All shares issued and sold by the Company will be fully paid and nonassessable. Fractional shares of each Fund entitle the holder to the same rights as whole shares of such Fund.

  The Company will not issue certificates evidencing the Funds' shares. Each shareholder's account will be credited with the number of shares purchased, relieving such shareholder of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares of the Funds.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT


  Firstar Bank Milwaukee, 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the custodian for all securities and cash of the Funds and Firstar Mutual Fund Services, LLC serves as the Company's transfer and dividend disbursing agent.

                                   YEAR 2000


  The Funds are aware of the "Year 2000" issue. The "Year 2000" issue stems from the use of a two-digit format to define the year in certain date-sensitive computer application systems rather than the use of a four-digit format. As a result, date-sensitive software programs could recognize a date using "00" as the year 1900 rather than the year 2000. This could result in major systems or process failures or the generation of erroneous data, which would lead to disruptions in the Funds' business operations.


  The Funds have no application systems of their own and are entirely dependent on their service providers' systems and software. The Funds are working with their service providers (including the Adviser, the Administrator, their transfer agent and their custodian) to identify and remedy any Year 2000 issues. However, the Funds cannot guarantee that all Year 2000 issues will be identified and remedied, and the failure to successfully identify and remedy all Year 2000 issues could result in an adverse impact on the Funds.

                            PERFORMANCE INFORMATION

  Each of the Funds (except the Money Market Fund) may provide from time to time in advertisements, reports to shareholders and other communications with shareholders its average annual compounded rate of return. An average annual compounded rate of return refers to the rate of return which, if applied to an initial investment at the beginning of a stated period and compounded over the period, would result in the redeemable value of the investment at the end of the stated period assuming reinvestment of all dividends and distributions and reflecting the effect of all recurring fees. An investor's principal in any of such Funds and such Fund's return are not guaranteed and will fluctuate according to market conditions.

  The Bond Fund and the Money Market Fund may provide yield data from time to time in advertisements, reports to shareholders and other communications with shareholders. The yield of the Bond Fund is determined by dividing such Fund's net investment income for a 30-day (or one month) period by the average number of Bond Fund shares outstanding during the period, and expressing the result as a percentage of the Fund's share price on the last day of the 30-day (or one month) period. This percentage is then annualized. Capital gains and losses are not included in the yield calculation.

  The Money Market Fund may quote its current and effective yields. The
"current yield" of the Money Market Fund refers to the income generated by an investment in the Money Market Fund over a seven-day period. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Money Market Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment.

  The yield of either the Bond Fund or the Money Market Fund will be affected if such Fund experiences a net inflow of new money which is invested at interest rates different from those being earned on its then-current investments. An investor's principal in either the Bond Fund or the Money Market Fund and such Fund's return are not guaranteed. Yield information may be useful in reviewing the performance of both the Bond Fund and the Money Market Fund and for providing a basis for comparison with other investment alternatives. However, since net investment income of each of such Funds changes in response to fluctuations in interest rates and such Fund's expenses, any given yield quotation should not be considered representative of the applicable Fund's yield for any future period. An investor should also be aware that there are differences in investment other than yield.


  Each of the Funds (except the Money Market Fund) may compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as reported by Lipper Analytical Services, Inc., Money, Forbes, Business Week and Barron's magazines and The Wall Street Journal. (Lipper Analytical Services, Inc. is an independent ranking service that ranks over 1,000 mutual funds based upon total return performance.) Each of such Funds may also compare its performance to the Dow Jones Industrial Average, Nasdaq Composite Index, Nasdaq Industrials Index, Value Line Composite Index, the Standard & Poor's 500 Stock Index and the Consumer Price Index. Such comparisons may be made in advertisements, shareholder reports or other communications to shareholders.

  The Money Market Fund may compare its performance to the following income producing alternatives: (i) money market funds (based on yields cited by Donoghue's Money Fund Report and Lipper Analytical Services, Inc.); (ii) various bank products (based on average rates of bank and thrift institution certificates of deposit, money market deposit accounts and N.O.W. accounts as reported by the Bank Rate Monitor); and (iii) United States Treasury Bills or Notes. There are differences between these income producing alternatives and the Money Market Fund other than their yields. Money market deposit accounts and N.O.W. accounts are offered by banks and thrift institutions. Although their yields will fluctuate, principal will not fluctuate and is insured by the Federal Deposit Insurance Corporation. N.O.W. accounts generally offer unlimited checking (no minimum per check) and money market deposit accounts generally limit the number of checks that may be written. Bank passbook savings accounts normally offer a fixed rate of interest and their principal and interest are also guaranteed and insured. Bank certificates of deposit offer fixed or variable rates for a set term. Principal and fixed rates are guaranteed and insured. There is no fluctuation in principal value. Withdrawal of these deposits prior to maturity will normally be subject to penalty.

              MANAGEMENT'S DISCUSSION OF PERFORMANCE OF THE FUNDS

REYNOLDS BLUE CHIP GROWTH FUND


  The Blue Chip Fund's performance was positively affected in the fiscal year ended September 30, 1998 by the strong earnings growth of many of the stocks in its portfolio and by the market leadership of high quality growth companies. The Blue Chip Fund was also positively affected by the continuing economic recovery and by declining inflation and interest rates.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
            REYNOLDS BLUE CHIP GROWTH FUND AND S&P 500 INDEX(1)<F21>


            AVERAGE ANNUAL TOTAL RETURN
            1-YEAR               +17.0%
            5-YEAR               +22.4%
            10-YEAR              +15.1%


                            REYNOLDS BLUE CHIP
   DATE                        GROWTH FUND        S&P 500 INDEX
  9/30/88                        $10,000            $10,000
  9/30/89                        $11,990            $13,270
  9/30/90                        $11,391            $12,036
  9/30/91                        $14,455            $15,815
  9/30/92                        $15,611            $17,571
  9/30/93                        $14,908            $19,855
  9/30/94                        $15,296            $20,570
  9/30/95                        $20,696            $26,699
  9/30/96                        $24,441            $32,146
  9/30/97                        $35,000            $45,229
  9/30/98                        $40,940            $49,368

(1)<F21> The Standard & Poor's 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

REYNOLDS OPPORTUNITY FUND


  The Opportunity Fund's performance was positively affected by the strong earnings growth of many of the stocks in its portfolio in its fiscal year ended September 30, 1998. The Opportunity Fund was also positively affected by the market leadership of high quality growth companies. In addition, the Opportunity Fund was positively affected by the continuing economic recovery and by declining inflation and interest rates.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
              REYNOLDS OPPORTUNITY FUND AND  S&P 500 INDEX(1)<F22>

              AVERAGE ANNUAL TOTAL RETURN
              1-YEAR               +12.3%
              5-YEAR               +17.5%
              10-YEAR              +12.5%


                                REYNOLDS
   DATE                      OPPORTUNITY FUND    S&P 500 INDEX
  1/30/92                        $10,000            $10,000
  9/30/92                         $8,850            $10,270
  9/30/93                         $9,779            $11,605
  9/30/94                        $10,092            $12,023
  9/30/95                        $14,169            $15,606
  9/30/96                        $15,643            $18,789
  9/30/97                        $19,491            $26,436
  9/30/98                        $21,881            $28,855

(1)<F22> The Standard & Poor's 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

REYNOLDS U.S. GOVERNMENT BOND FUND


  Moderate economic growth accompanied by declining inflation and interest rates were the main factors contributing to the Bond Fund's performance in the fiscal year ended September 30, 1998. The Bond Fund's portfolio of U.S. Government securities had an average maturity of approximately one year on September 30, 1998, which was at the short end of the 1-10 year average maturity stated in the Prospectus as the Bond Fund's expected average maturity.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
  REYNOLDS U.S. GOVERNMENT BOND FUND AND LEHMAN GOVERNMENT BOND INDEX(1)<F23>

             AVERAGE ANNUAL TOTAL RETURN
             1-YEAR                +6.1%
             5-YEAR                +3.7%
             10-YEAR               +5.2%


                              REYNOLDS U.S.     LEHMAN GOVERNMENT
   DATE                   GOVERNMENT BOND FUND     BOND INDEX
  1/30/92                        $10,000            $10,000
  9/30/92                        $10,668            $10,890
  9/30/93                        $11,679            $12,088
  9/30/94                        $11,032            $11,604
  9/30/95                        $11,961            $13,183
  9/30/96                        $12,498            $13,763
  9/30/97                        $13,211            $15,029
  9/30/98                        $14,014            $17,071

(1)<F23> The Lehman Government Bond Index is made up of the Treasury Bond Index (all public obligations at the U.S. Treasury, excluding flower bonds and foreign-targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government). All issues have at least one year to maturity and an outstanding par value of at least $100 million.

                                 REYNOLDS FUNDS
                             www.reynoldsfunds.com

                               BOARD OF DIRECTORS
                             FREDERICK L. REYNOLDS
                                ROBERT E. SNADER
                               ROBERT E. STAUDER

                               INVESTMENT ADVISER
                          REYNOLDS CAPITAL MANAGEMENT
                            Wood Island, Third Floor
                      80 East Sir Francis Drake Boulevard
                           Larkspur, California 94939

                                 ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                           Milwaukee, Wisconsin 53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                       FIRSTAR MUTUAL FUND SERVICES, LLC
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202
                                 1-800-773-9665
                               OR 1-800-7REYNOLDS
                                 1-414-765-4124

                                   CUSTODIAN
                             FIRSTAR BANK MILWAUKEE
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202

                            INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                           Milwaukee, Wisconsin 53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202

                                REYNOLDS FUNDS

PURCHASE APPLICATION

--- This is a follow-up application to an investment by wire transfer. Mail completed application to:
                        Reynolds Funds
                        c/o Firstar Mutual Fund Services, LLC
                        P.O. Box 701
                        Milwaukee, WI  53201-0701

Overnight Express Mail to:
                        Reynolds Funds
                        c/o Firstar Mutual Fund Services, LLC
                        3rd Floor
                        615 E. Michigan Street
                        Milwaukee, WI  53202-5207

Use this form for individual, custodial, trust, profit sharing or pension plan accounts. Do not use this form for REYNOLDS FUNDS-SPONSORED IRA, SEP
IRA, SIMPLE IRA, Defined Contribution (Keogh or Corporate Profit-Sharing And Money-Purchase), 401(K) OR 403(B)(7) plans which require forms available from the Reynolds Funds. For information please call 1-800-773-9665 (1-800-7REYNOLDS) or 414-765-4124.
------------------------------------------------------------------------------

A. INVESTMENT

The minimum initial investment is $1,000 for shares in any of the Reynolds Funds. Minimum additions to any Fund are $100 (except $50 for the Automatic Investment Plan).

Wiring instructions: Firstar Bank Milwaukee, NA, 777 E. Wisconsin Ave., Milwaukee, WI 53202,

ABA: 075000022, For credit to Firstar Mutual Fund Services, LLC, Account # 112-952-137,
For further credit (insert full name of Fund) (shareholders name) & (account
                    ------------------------   -----------------     -------
number).
------


Please notify Firstar Mutual Fund Services, LLC at 1-800-773-9665 or 414-765-4124 prior to sending the wire.

PAYMENT by   --- Check      --- Wire                  AMOUNT

--- (037)  Reynolds Blue Chip Fund                    $--------------

--- (035)  Reynolds Opportunity Fund                  $--------------

--- (036)  Reynolds US Government Bond Fund           $--------------

--- (038)  Reynolds Money Market Fund                 $--------------

------------------------------------------------------------------------------

B. REGISTRATION

1. --- Individual


1.------------------------  --------------------  Citizen of  --- U.S. --- Other
  NAME                      SOCIAL SECURITY #


1. --- Joint Owner*<F24> (Cannot be a minor)


1.------------------------  --------------------  Citizen of  --- U.S. --- Other
  NAME                      SOCIAL SECURITY #


*<F24>Registration will be Joint Tenancy with Rights of Survivorship (JTWROS), unless otherwise specified.

2. --- Gift to Minor


2.--------------------------------------------   ----  -----------------------
  CUSTODIAN'S FIRST NAME (only one permitted)    M.I.  LAST NAME

2.--------------------------------------------   ---   -----------------------
  MINOR'S FIRST NAME (only one permitted)        M.I.  LAST NAME

-------------------------   -----------------------------   ------------------
MINOR'S SOCIAL SECURITY #   MINOR'S BIRTH DATE (Mo/Dy/Yr)   STATE OF RESIDENCE

3. --- Trust, Estate or Guardianship**<F25>

3.----------------------------------------------------------------------------
  NAME OF TRUSTEE(S) (if to be included in registration)**<F25>

--- Corporate***<F26> (including Corporate Pension Plans)

3.----------------------------------------------------------------------------
  NAME OF TRUST**<F25> / CORPORATION***<F26> / PARTNERSHIP


--- Partnership**<F25>               --- Other Entity**<F25>

----------------------------------   -----------------------------------------
SOCIAL SECURITY # / TAX ID #         DATE OF AGREEMENT (Mo/Dy/Yr)


**<F25>Additional documentation and certification may be requested ***<F26>Corporate Resolution is required

------------------------------------------------------------------------------

C. ADDRESS
Mailing Address

--------------------------------------------------------   -------------------
STREET                                                     APT / SUITE

------------------------------------------   ---------------   ---------------
CITY                                         STATE             ZIP

---------------------------------------   ------------------------------------
DAYTIME PHONE #                           EVENING PHONE #

--- Duplicate Confirmation (if desired) to:

-------------------------------   -----    -----------------------------------
FIRST NAME                         M.I.     LAST NAME

--------------------------------------------------------   -------------------
STREET                                                     APT / SUITE

------------------------------------------   ---------------   ---------------
CITY                                         STATE             ZIP

------------------------------------------------------------------------------


D. TELEPHONE OPTIONS

  --- TELEPHONE EXCHANGES. Allows exchanges between identically registered accounts in Funds of the Reynolds Funds family. A $1,000 minimum applies to exchanges. Please refer to the Prospectus for additional details, conditions and limitations pertaining to the telephone exchange privilege.

  --- TELEPHONE REDEMPTION. Permits the redemption of a minimum of $1,000 from any of the Reynolds Funds.

      --- The proceeds will be mailed to the address in Section C.
      --- The proceeds of any redemption may be wired to your bank (complete bank information below). A wire fee of $12.00 will be charged.
      --- The proceeds of any redemption may be transferred via Electronic Funds Transfer ("EFT"). This transfer may take up to 3 business days to reach your bank (please complete bank information below).

-------------------------------------------  -----------------------------------
   NAME(S) ON BANK ACCOUNT                   ABA NUMBER 0R ROUTING NUMBER


----------------------------------------------  ------------------------------
BANK NAME                                       ACCOUNT NUMBER

------------------------------------------------------------------------------
BANK ADDRESS

An unsigned voided check (for checking accounts) or a savings account deposit slip is required with your application.Your signed application must be received at least 15 business days prior to the initial redemption transaction.

------------------------------------------------------------------------------

E. DISTRIBUTION OPTIONS

  Capital gains & dividends will be reinvested if no option is selected.

  --- Capital Gains &                              --- Capital Gains &
  Dividends Reinvested                             Dividends in Cash

  --- Capital Gains in Cash &                 --- Capital Gains Reinvested &
    Dividends Reinvested                           Dividends in Cash

  If the distribution is to be paid in cash, specify payment method below:
  --- Send check to mailing address in Section C.
  --- Automatic deposit to my bank account via EFT. This transfer may take up to 3 business days to reach your bank account (please complete bank information below).

------------------------------------------------------------------------------
   NAME(S) ON BANK ACCOUNT

----------------------------------------------   -----------------------------
BANK NAME                                         ACCOUNT NUMBER

------------------------------------------------------------------------------
BANK ADDRESS
An unsigned voided check (for checking accounts) or a savings account deposit slip is required with your application.Your signed application must be received at least 15 business days prior to the initial distribution transaction.

------------------------------------------------------------------------------

F. SYSTEMATIC EXCHANGES

  I authorize the exchange of shares/dollars from my account established by this application as follows. The account registration on the account being exchanged into is/will be identical to that listed in Section B of application. In addition, the minimum investment requirement for the receiving Fund must have been met.
Reynolds Fund (exchange FROM)-------------------Account #---------------------
Reynolds Fund  (exchange TO) -------------------Account #---------------------

--- I would like to have monthly exchanges between the accounts Or
--- I would like the following months that I have circled below for my exchange to take place:

Jan.  Feb.  Mar.  Apr.  May  June  July  Aug.  Sept.  Oct.  Nov.  Dec.

Start date (month & year)---------------------------------------
--- Please indicate the following day of exchange --------------(if not indicated then the 25th of each month will be selected)
--- Exchange shares in the amount of $------------------------(minimum $100)


------------------------------------------------------------------------------

G. SYSTEMATIC WITHDRAWALS

I would like to withdraw from Reynolds Fund name------------------------------
Account Number-----------------------    $---------- ($100 minimum) as follows:
--- I would like to have payments made to me on or about the ------- day of each month, Or
--- I would like to have payments made to me on or about the ------- day of the months that I have circled below:

Jan.  Feb.  Mar.  Apr.  May  June  July  Aug.  Sept.  Oct.  Nov.  Dec.

--- To have payments automatically deposited to your bank account, complete bank account information below and attach a copy of a voided check or savings deposit slip. (A check will be mailed to the address from section C if this selection is not marked).

------------------------------------------------------------------------------
   NAME(S) ON BANK ACCOUNT

----------------------------------------------   -----------------------------
BANK NAME                                        ACCOUNT NUMBER

------------------------------------------------------------------------------
BANK ADDRESS
An unsigned voided check (for checking accounts) or a savings account deposit slip is required with your application.

------------------------------------------------------------------------------

H. AUTOMATIC INVESTMENT PLAN


  Your signed Application must be received at least 15 business days prior to initial transaction. Attach an unsigned, voided check (for checking accounts) or a savings account deposit slip and complete this form. I would like to establish an Automatic Investment Plan for the Reynolds Funds as described in the Prospectus. Based on these instructions, Firstar Mutual Fund Services, LLC as Transfer Agent for the Reynolds Funds, will automatically transfer money directly from my checking, NOW or savings account to purchase shares in the Reynolds Fund of my choice. I understand if the automatic purchase cannot be made due to insufficient funds, stop payment or any other reason, a $25 fee will be assessed.

 Please indicate the day of debit from bank account ---------------(if not indicated then the 25th of the month will be selected)
Start Date (month & year) ------------------    --- Monthly    --- Quarterly
--- Annually
Reynolds Fund name -------------------------    Account Number---------------
Indicate amount to be withdrawn from my bank account $------------ (minimum $50)

------------------------------------------------------------------------------
   NAME(S) ON BANK ACCOUNT

----------------------------------------------   -----------------------------
BANK NAME                                        ACCOUNT NUMBER

------------------------------------------------------------------------------
BANK ADDRESS

-------------------------------------   --------------------------------------
SIGNATURE OF BANK ACCOUNT OWNER         SIGNATURE OF JOINT OWNER (if any)
An unsigned voided check (for checking accounts) or a savings account deposit slip is required with your application.

------------------------------------------------------------------------------

I. CHECKWRITING
--- Yes, I would like to establish free check redemption privileges for the Reynolds Money Market Fund. For further explanation about checkwriting please refer to page 20 of the Prospectus.


  By signing Section J below, I/we authorize Firstar Mutual Fund Services, LLC to honor checks drawn by me on my Reynolds Money Market Fund account and to effect a redemption of sufficient shares in my account to cover payment of such checks. I understand that (1) this privilege may be terminated at any time by the Reynolds Money Market Fund or by Firstar Bank Milwaukee and neither shall incur any liability for loss expense or cost to me for honoring such checks, or for effecting redemptions to pay such checks, or for returning checks which have not been accepted; (2) checks drawn on a joint account will require the signature of one registered owner; (3) share purchases by check will not be redeemed by checkwriting until the Reynolds Money Market Fund is satisfied that the check has cleared (see page 17 of the Prospectus).

------------------------------------------------------------------------------

J. SIGNATURE AND CERTIFICATION REQUIRED BY THE INTERNAL REVENUE SERVICE
  Neither the Fund nor its transfer agent will be responsible for the authenticity of transaction instructions received by telephone, provided that reasonable security procedures have been followed.

  By selecting the options in Section (G or H), I hereby authorize the Fund to initiate debits/credits to my account at the bank indicated and for the bank to debit/credit the same to such account through the Automated Clearing House ("ACH") system.

  UNDER THE PENALTY OF PERJURY, I CERTIFY THAT (1) THE SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER, AND (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING EITHER AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING. THE IRSDOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

-----------------------   ----------------------------------------------------
DATE (Mo/Dy/Yr)                                            SIGNATURE OF OWNER*
                                                                          <F27>
-----------------------   ----------------------------------------------------
DATE (Mo/Dy/Yr)                               SIGNATURE OF JOINT OWNER, if any

*<F27>If shares are to be registered in (1) joint names, both persons should sign, (2) a custodian for a minor, the custodian should sign, (3) a trust, the trustee(s) should sign, or (4) a corporation or other entity, an officer should sign and print name and title on space provided below.

------------------------------------------------------------------------------
PRINT NAME AND TITLE OF OFFICER SIGNING FOR A CORPORATION OR OTHER ENTITY.




STATEMENT OF ADDITIONAL INFORMATION                            November 30, 1998
-----------------------------------


                                 REYNOLDS FUNDS


          This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Reynolds Funds, dated November 30, 1998. Requests for copies of the Prospectus should be made in writing to Reynolds Funds, Inc., Wood Island, Third Floor, 80 East Sir Francis Drake Boulevard, Larkspur, California 94939, Attention: Corporate Secretary, or by calling (415) 461-7860. The name of Reynolds Funds, Inc. was changed from Reynolds Blue Chip Growth Fund, Inc. on December 13, 1991.





                               REYNOLDS FUNDS, INC.
                            Wood Island, Third Floor
                         80 East Sir Francis Drake Blvd.
                           Larkspur, California 94939

                                 REYNOLDS FUNDS

                                Table of Contents

                                                                        Page No.

INVESTMENT RESTRICTIONS.....................................................1

INVESTMENT CONSIDERATIONS...................................................4

DIRECTORS AND OFFICERS OF THE COMPANY.......................................7

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS..........................8

INVESTMENT ADVISER AND ADMINISTRATOR.......................................11

DETERMINATION OF NET ASSET VALUE...........................................13

DISTRIBUTION OF SHARES.....................................................14

SYSTEMATIC WITHDRAWAL PLAN.................................................14

ALLOCATION OF PORTFOLIO BROKERAGE..........................................15

PERFORMANCE AND YIELD INFORMATION..........................................16

CUSTODIAN..................................................................20

TAXES......................................................................20

SHAREHOLDER MEETINGS.......................................................21

INDEPENDENT ACCOUNTANTS....................................................22

DESCRIPTION OF SECURITIES RATINGS..........................................22

FINANCIAL STATEMENTS.......................................................27



          No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated November 30, 1998 and, if given or made, such information or representations may not be relied upon as having been authorized by Reynolds Funds, Inc.

          The Statement of Additional Information does not constitute an offer to sell securities.

                             INVESTMENT RESTRICTIONS

          As set forth in the Prospectus dated November 30, 1998 of Reynolds Funds, Inc. (the "Company") under the caption "INVESTMENT OBJECTIVES AND POLICIES," the investment objective of the Reynolds Blue Chip Growth Fund (the "Blue Chip Fund") is to produce long-term growth of capital, with current income as a secondary objective, by investing in a diversified portfolio of common stocks issued by well-established growth companies commonly known as "blue chip" companies; the investment objective of the Reynolds Opportunity Fund (the "Opportunity Fund") is to produce long-term growth of capital by investing in a diversified portfolio of common stocks having above average growth characteristics; the investment objective of the Reynolds U.S. Government Bond Fund (the "Bond Fund") is to provide a high level of current income by investing in a diversified portfolio of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; and the investment objective of the Reynolds Money Market Fund (the "Money Market Fund") is to provide a high level of current income, consistent with liquidity, the preservation of capital and a stable net asset value, by investing in a diversified portfolio of high-quality, highly liquid money market instruments. (The Blue Chip Fund, the Opportunity Fund, the Bond Fund and the Money Market Fund are sometimes hereinafter referred to as the "Funds.") Consistent with these investment objectives, each of the Funds has adopted the following investment restrictions which are matters of fundamental policy. Each Fund's fundamental investment policies cannot be changed without approval of the holders of the lesser of: (i) 67% of that Fund's shares present or represented at a shareholders' meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of that Fund.


          1. None of the Funds will concentrate 25% or more of its total assets in any one industry. This restriction does not apply: (a) for the Blue Chip Fund and the Money Market Fund only, to obligations issued and guaranteed by the United States Government or its agencies; (b) for the Opportunity Fund and the Bond Fund only, to obligations issued and guaranteed by the United States Government, its agencies or instrumentalities; and (c) for the Money Market Fund only, to obligations issued by domestic branches of U.S. banks.

          2. Each of the Funds will diversify its assets in different issuers and will not invest more than 5% of its assets in any one issuer (except that up to 25% of the value of each Fund's total assets may be invested without regard to this limitation). This restriction does not apply: (a) for the Blue Chip Fund and the Money Market Fund only, to obligations issued or guaranteed by the United States Government or its agencies; and (b) for the Opportunity Fund and the Bond Fund only, to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

          3. None of the Funds will make investments for the purpose of exercising control or management of any company. As a result, none of the Funds will invest in securities of any single issuer if, as a result of such investment, such Fund would own more than 10% of the outstanding voting securities of such issuer.

          4. None of the Funds will borrow money, except for temporary bank borrowings (not in excess of 20% of the value of such Fund's net assets taken at acquisition cost or market value, whichever is lower) for extraordinary or emergency purposes, and none of the Funds will pledge any of its assets except to secure borrowings and only to an extent not greater than 10% of the value of such Fund's net assets taken at acquisition cost or market value, whichever is lower. None of the Funds will purchase securities while it has any outstanding borrowings.

          5. None of the Funds will lend money (except by purchasing publicly-distributed debt securities or entering into repurchase agreements, provided that repurchase agreements will not exceed 5% of either the Blue Chip Fund's or the Opportunity Fund's net assets and repurchase agreements maturing in more than seven days plus all other illiquid securities will not exceed 10% of any Fund's total assets) or will lend its portfolio securities. The Funds will only invest in repurchase agreements which are fully collateralized and will monitor, on a continuous basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price. In addition, the Company's Board of Directors will monitor, on a continuous basis, the creditworthiness of the issuing broker, dealer or bank.

          6. None of the Funds will purchase securities on margin, purchase warrants, participate in a joint-trading account, sell securities short, or write or purchase put or call options; provided, however, that (a) the Blue Chip Fund's or Opportunity Fund's purchase of stock index options may account for up to 5% of the applicable Fund's assets, and each of such Funds may enter into closing transactions; and (b) the Opportunity Fund may invest up to 5% of its assets in rights and warrants to purchase equity securities.

          7. None of the Funds will act as an underwriter or distributor of securities other than shares of the Company (except to the extent that any Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities).

          8. None of the Funds will purchase any interest in any oil, gas or any other mineral exploration or development program.

          9. None of the Funds will purchase or sell real estate or real estate mortgage loans.

          10. None of the Funds will purchase or sell commodities or commodities contracts, including futures contracts.

          11. The Money Market Fund will not purchase common stocks, preferred stocks, warrants or other equity securities.

          Each of the Funds has adopted several other investment restrictions which are not fundamental policies and which may be changed by the Company's Board of Directors without shareholder approval. These additional restrictions are as follows:

          1. None of the Funds will invest more than 5% of such Fund's total assets in securities of issuers which have a record of less than three (3) years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

          2. None of the Funds will purchase securities of foreign issuers on foreign markets; however, the Blue Chip Fund may invest not more than 15% of its total assets, and the Opportunity Fund may invest not more than 25% of its total assets, in securities of foreign issuers in the form of American Depository Receipts ("ADRs") and the Money Market Fund may invest not more than 25% of its total assets in dollar-denominated obligations of foreign banks and foreign branches of domestic banks.

          3. None of the Funds will purchase securities of other investment companies except (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of such Fund or (b) securities of registered closed-end investment companies on the open market where no commission or profit results, other than the usual and customary broker's commission, and where no more than 5% of the value of such Fund's total assets would be invested in such securities. All assets of any Fund invested in securities of registered closed-end investment companies will be included in the daily net assets of such Fund for purposes of calculating the monthly advisory fee payable to the Adviser. In such event, shareholders of the applicable Fund will in effect pay two advisory fees on the assets invested in closed-end investment companies.

          4. None of the Funds will acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Company or an officer, director or other affiliated person of the Funds' investment adviser.

          5. None of the Funds will acquire or retain any security issued by a company if any of the directors or officers of the Company or directors, officers or other affiliated persons of the Funds' investment adviser beneficially own more than 1/2% of such company's securities and all of the above persons owning more than 1/2% own together more than 5% of its securities.


          6. The Opportunity Fund will not invest more than 2% of its net assets in warrants not listed on either the New York Stock Exchange or the American Stock Exchange.

          The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of the Funds' fundamental restrictions will be deemed to have occurred. Any changes in the Funds' investment restrictions made by the Board of Directors of the Company will be communicated to shareholders of the appropriate Fund(s) prior to their implementation.

                            INVESTMENT CONSIDERATIONS

          As set forth above under the caption "INVESTMENT RESTRICTIONS," none of the Funds (subject to certain exceptions) may concentrate 25% or more of its total assets in any one industry. The Company will use the industry classifications of The Value Line Investment Survey ("Value Line") for purposes of determining whether a Fund has concentrated its investments in a particular industry.

          As set forth above under the caption "INVESTMENT RESTRICTIONS," the Money Market Fund may concentrate more than 25% of its total assets in obligations issued by domestic branches of U.S. banks. Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by the Money Market Fund are insured by the FDIC (although such insurance may not be of material benefit to the Money Market Fund, depending upon the principal amount of the CDs of each bank held by such Fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal and state laws and regulations, domestic branches of domestic banks, among other things, are generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

          As set forth above under the caption "INVESTMENT RESTRICTIONS," the Blue Chip Fund and the Opportunity Fund have the limited ability to purchase stock index options and American Depository Receipts ("ADRs"). An option on a stock index gives the holder (buyer) the right to receive an amount of cash equal to the product obtained by multiplying the amount by which the closing price of the stock exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market values of the stocks included in the index. For example, some stock index options are based on a broad market index such as the S&P 500 or the Value Line Composite Index, or a narrower market index such as the S&P 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: The Chicago Board Options Exchange, New York Stock Exchange, American Stock Exchange, Pacific Stock Exchange and the Philadelphia Stock Exchange.

          Put options may be purchased by either the Blue Chip Fund or the Opportunity Fund in order to hedge against an anticipated decline in stock market prices that might adversely affect the value of such Fund's portfolio securities. Call options may be purchased by either the Blue Chip Fund or the Opportunity Fund in order to participate in an anticipated increase in stock market prices. Each of the Blue Chip Fund and the Opportunity Fund will sell put and call options only to close out positions in put and call options, as the case may be, which such Fund has purchased.

          The ability of either the Blue Chip Fund or the Opportunity Fund effectively to hedge all or a portion of the securities in its portfolio in anticipation of or during a market decline through transactions in put options on stock indexes depends on the degree to which price movements in the underlying index correlate with the price movements in such Fund's portfolio securities. Inasmuch as the portfolio securities of either the Blue Chip Fund or the Opportunity Fund will not duplicate the components of an index, the correlation will not be perfect. Consequently, the applicable Fund will bear the risk that the prices of its portfolio securities being hedged will not move in the same amount as the prices of such Fund's put options on the stock indexes. It is also possible that there may be a negative correlation between the index and such Fund's portfolio securities which could result in a loss on both the portfolio securities and the options on stock indexes acquired by such Fund.


          All options purchased by either the Blue Chip Fund or the Opportunity Fund will be listed and traded on an exchange. However, there is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market may exist. If either the Blue Chip Fund or the Opportunity Fund is unable to effect a closing sale transaction with respect to options that it has purchased, it would have to exercise the options in order to realize any profit.

          The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by either the Blue Chip Fund or the Opportunity Fund in purchasing an option will be lost as a result of unanticipated movements (i.e., upward for a put option and downward for a call option) in prices of the securities comprising the stock index on which the option is based. In the event of such unanticipated movements in prices, the applicable Fund would be better off if it had not hedged.

          The premium paid by the Blue Chip Fund or the Opportunity Fund when purchasing an option will be recorded as an asset in such Fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of such Fund is computed, or in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling of an identical option in a closing transaction or upon the exercise of the option.

          ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in United States dollars; the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities. Investments in such securities also involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries.

          As set forth above under the caption "INVESTMENT RESTRICTIONS," the Opportunity Fund also has the limited ability to purchase rights and warrants to purchase equity securities. Investments in rights and warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Rights and warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Rights and warrants differ from call options in that rights and warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of rights (if traded independently) and warrants do not necessarily move parallel to the prices of the underlying securities.

                      DIRECTORS AND OFFICERS OF THE COMPANY

          The name, address, principal occupation(s) during the past five (5) years and other information with respect to each of the directors and officers of the Company are as follows:

FREDERICK L. REYNOLDS*
----------------------
Wood Island, Third Floor
80 East Sir Francis Drake Boulevard
Larkspur, California 94939
(CHAIRMAN, PRESIDENT, TREASURER AND A DIRECTOR OF THE COMPANY)

          Mr. Reynolds, age 56, is the sole proprietor of Reynolds Capital Management, an investment advisory firm organized in April, 1985.

ROBERT E. SNADER
----------------
475 Gate Five Road
Sausalito, California 94965
(A DIRECTOR OF THE COMPANY)

          Mr. Snader, age 58, has been the President of R.E. Snader & Associates, a distributor of professional, industrial and broadcast video and computer/video equipment, since May 1975.

ROBERT E. STAUDER
-----------------
5 Marsh Drive
Mill Valley, California 94941
(A DIRECTOR OF THE COMPANY)

          Mr. Stauder, age 68, is retired. He was a principal of Robinson Mills + Williams, an architectural and interior design firm, from 1991 until 1996. Prior to joining that firm, Mr. Stauder was associated with Hellmuth Obata & Kassabaum, Inc., an architectural and engineering firm, for over thirty years. Mr. Stauder served as Vice Chairman of Hellmuth Obata & Kassabaum, Inc. from 1986 to 1991. Prior to assuming that position, he was a Senior Vice President of that firm from 1968 to 1986. He was also a member of the Board of Directors of that firm from 1981 to 1991. Mr. Stauder is a past member of the Board of Directors of Architects and Engineers Insurance Company, a risk retention insurance company.

-----------------------
*Mr. Reynolds is the only director who is an "interested person" of the Company as that term is defined in the Investment Company Act of 1940. Messrs. Snader and Stauder are not "interested persons" of the Company.

CAMILLE F. WILDES

225 East Mason Street
Milwaukee, Wisconsin 53202
(SECRETARY OF THE COMPANY)

          Ms. Wildes, age 46, is a Vice President of Fiduciary Management, Inc., the Funds' Administrator, and has been employed by such firm in various capacities since December, 1982.

          The Company's standard method of compensating directors is to pay each director who is not an interested person of the Company a fee of $550 for each meeting of the Board of Directors attended. During the fiscal year ended September 30, 1998 the Company paid a total of $5,500 in directors' fees to such directors.

          The table below sets forth the compensation paid by the Fund to each of the directors of the Fund during the fiscal year ended September 30, 1998:

                               COMPENSATION TABLE

                                          Pension or
                                          Retirement
                                       Benefits Accrued                        Total
                           Aggregate      As Part of    Estimated Annual    Compensation
                         Compensation      Company        Benefits Upon  from Company Paid
       Name of Person    From Company      Expenses        Retirement       to Directors
       --------------    ------------      --------        ----------       ------------
Frederick L. Reynolds         $0              $0               $0                $0
Robert E. Snader            $2,750            $0               $0              $2,750
Robert E. Stauder           $2,750            $0               $0              $2,750


               OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

          Set forth below are the names and addresses of all holders of each Fund's shares who as of October 31, 1998 beneficially owned more than 5% of such Fund's then outstanding shares, as well as the number of shares of such Fund beneficially owned by all officers and directors of the Company as a group.

                         Reynolds Blue Chip Growth Fund

Name and Address
of Beneficial Owner                   Number of Shares     Percent of Class
-------------------                   ----------------     ----------------
Charles Schwab & Co., Inc.                 761,446 (1)         29.26%
101 Montgomery Street
San Francisco, CA  94104-4122
Donaldson Lufkin & Jenrette                130,959 (1)          5.03%
  Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303-2052

Officers and Directors as a Group           72,189 (2)          2.77%
  (4 Persons)


                            Reynolds Opportunity Fund
Name and Address
of Beneficial Owner                   Number of Shares     Percent of Class
------------------                    ----------------     ----------------
Frederick L. Reynolds                      255,239 (2)         18.40%
Wood Island, Third Floor
80 East Sir Francis Drake Blvd.
Larkspur, CA  94939

Officers and Directors as a Group          277,196 (2)         19.99%
  (4 Persons)


                       Reynolds U.S. Government Bond Fund
Name and Address
of Beneficial Owner                     Number of Shares    Percent of Class
-------------------                     ----------------    ----------------
The Joel W. Renbaum, M.D., Inc.             59,953             18.39%
  Profit-Sharing Trust
1145 Bush Street
San Francisco, CA  94109

                    Reynolds U.S. Government Bond Fund

Name and Address
of Beneficial Owner                   Number of Shares        Percent of Class
-------------------                   ----------------        ----------------
Jean S. Chambers &                          28,367              8.70%
Charles G. Stephenson, Trustees
Chambers Family Insurance Trust
U/A Dated 10/07/88
650 California Street, Floor 33
San Francisco, CA 94108-2702

William A. Gleason &                        22,973              7.05%
Victor E. Rice, Trustees
FBO Forest Resources
  Profit-Sharing Plan
200 Tamal Plaza #200
Corte Madera, CA  94925

William B. Stewart                          19,409              5.95%
47 Starbuck Drive
Muir Beach, CA  94965

Barbara R. Renbaum, Trustee                 18,716              5.74%
Louis Posner Test Trust
U/A Dated 04/17/89
P.O. Box 1077
Ross, CA  94957-1077
Trustees, Albert O.J. Landucci              16,303              5.00%
DDS Inc. Profit Sharing Trust
476 West 25th Avenue
San Mateo, CA 94403
Officers and Directors as a Group            1,435              0.44%
 (4 Persons)

                           Reynolds Money Market Fund

Name and Address
of Beneficial Owner                      Number of Shares      Percent of Class
-------------------                      ----------------      ----------------
Bernard Kramer, Trustee                       1,226,013               18.86%
Bernard M. Kramer, MD, Inc.
Profit Sharing Plan
2740 Lyon Street
San Francisco, CA 94123

Peter H. Peracca                                421,109                6.27%
1 Pomeroy Road
Ross, CA  94957

Officers and Directors as a Group                57,083                0.85%
  (4 Persons)
-------------------


     1. All of such shares owned by Charles Schwab & Co., Inc. and Donaldson Lufkin & Jenrette Securities Corp. were owned of record only.

     2. Includes shares held in the Reynolds Capital Management 401(k) plan and custodial accounts for minor children.

                      INVESTMENT ADVISER AND ADMINISTRATOR

     As set forth in the Prospectus under the caption "MANAGEMENT OF THE FUNDS," the investment adviser to the Funds is Reynolds Capital Management (Frederick L. Reynolds, sole proprietor) (the "Adviser"). Pursuant to investment advisory agreements entered into between the respective Funds and the Adviser (the "Advisory Agreements"), the Adviser furnishes continuous investment advisory services to the Funds. During the fiscal years ended September 30, 1998, 1997 and 1996, the Blue Chip Fund paid the Adviser advisory fees of $728,520, $487,874 and $298,941, respectively. During the fiscal years ended September 30, 1998, 1997 and 1996, the Adviser waived 100% of the advisory fees of $18,916, $15,683 and $24,968, respectively, otherwise payable by the Money Market Fund during such years. During the fiscal years ended September 30, 1998, 1997 and 1996 the Opportunity Fund paid the Adviser advisory fees of $249,623, $193,818 and $137,069, respectively. During the fiscal years ended September 30, 1998, 1997 and 1996, the Adviser waived 100% of the advisory fees of $20,562, $19,701 and $19,280, respectively, otherwise payable by the Bond Fund during such years, respectively.

     The Funds pay all of their own expenses, including, without limitation, the cost of preparing and printing their registration statements required under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments thereto, the expense of registering their shares with the Securities and Exchange Commission and in the various states, the printing and distribution costs of prospectuses mailed to existing shareholders, reports to shareholders, reports to government authorities and proxy statements, fees paid to directors who are not interested persons of the Adviser, interest charges, taxes, legal expenses, association membership dues, auditing services, insurance premiums, brokerage commissions and expenses in connection with portfolio transactions, fees and expenses of the custodian of the Funds' assets, printing and mailing expenses and charges and expenses of dividend disbursing agents, registrars and stock transfer agents.

     The Adviser has undertaken to reimburse each Fund to the extent that the aggregate annual operating expenses, including investment advisory fees and administration fees but excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed that percentage of the average net assets of such Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of such Fund are qualified for sale or, if the states in which the shares of such Fund are qualified for sale impose no such restrictions, 2%. As of the date hereof, no such state law provision was applicable to any of the Funds. Each Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of a Fund exceeds the expense limitation, such Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of such Fund's fiscal year if accrued expenses thereafter fall below this limit. No expense reimbursement was required for the Blue Chip Fund or the Opportunity Fund during the fiscal years ended September 30, 1998, September 30, 1997 or September 30, 1996. Notwithstanding the most restrictive applicable expense limitation of state securities commissions described above, during each of the fiscal years ended September 30, 1998, 1997 and 1996, the Adviser voluntarily reimbursed the Money Market Fund for expenses in excess of 0.65% of such Fund's average net assets. The Adviser reimbursed the Money Market Fund $49,346, $43,094 and $36,875, respectively (including the waiver of its advisory fee), for excess expenses during each period. During the fiscal years ended September 30, 1998, 1997 and 1996, the Adviser reimbursed the Bond Fund $40,349, $37,573 and $34,556 respectively, (including the waiver of its advisory fees) for excess expenses during such periods.

     The Advisory Agreement between the Adviser and each of the Blue Chip Fund, the Opportunity Fund, the Money Market Fund and the Bond Fund will remain in effect as long as its continuance is specifically approved at least annually by
(i) the Board of Directors of the Company, or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the Company who are not parties to the Advisory Agreements or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. Each of the Advisory Agreements provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Company or by vote of the majority of the shares of the applicable Fund, on sixty (60) days' written notice to the

Adviser, and by the Adviser on the same notice to the applicable Fund, and that it shall be automatically terminated if it is assigned.

      As set forth in the Prospectus under the caption "MANAGEMENT OF THE FUNDS," the administrator to each of the Funds is Fiduciary Management, Inc. (the "Administrator"). The administration agreement entered into between each of the Funds and the Administrator (the "Administration Agreements") will remain in effect until terminated by either party. Each of the Administration Agreements may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Company upon the giving of ninety (90) days written notice to the Administrator, or by the Administrator upon the giving of ninety (90) days written notice to the applicable Fund. During the fiscal years ended September 30, 1998, 1997 and 1996, the Blue Chip Fund paid the Administrator $102,851, $82,182 and $59,223, respectively, pursuant to its Administration Agreement. During the fiscal years ended September 30, 1998, 1997 and 1996, the Money Market Fund paid the Administrator $3,783, $4,632 and $4,997, respectively, pursuant to its Administration Agreement. During the fiscal years ended September 30, 1998, 1997 and 1996, the Opportunity Fund paid the Administrator $49,882, $40,158 and $27,414, respectively, and the Bond Fund paid the Administrator $2,742, $3,822 and $2,571, respectively, pursuant to Administration Agreements.

     The Advisory Agreements and the Administration Agreements provide that the Adviser and Administrator, as the case may be, shall not be liable to any of the Funds or the Company's shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreements and the Administration Agreements also provide that the Adviser and Administrator, as the case may be, and their officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

                        DETERMINATION OF NET ASSET VALUE

     As set forth in the Prospectus under the caption "DETERMINATION OF NET ASSET VALUE," the net asset value of each Fund will be determined (except as otherwise noted in the succeeding paragraph) as of the close of regular trading (currently 4:00 P.M. Eastern time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, when any of the aforementioned holidays fall on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The New York Stock Exchange also may be closed on national days of mourning.

     Notwithstanding the preceding paragraph, the net asset value of the Bond Fund and the Money Market Fund also will not be determined on days when the Federal Reserve is closed. In addition to the days on which the New York Stock Exchange is not open for trading, the Federal Reserve is closed on Columbus Day and Veterans Day.

                             DISTRIBUTION OF SHARES

     Both the Blue Chip Fund and the Opportunity Fund have adopted a Service and Distribution Plan (the "Plan") in anticipation that these Funds will benefit from the Plan through increased sales of shares, thereby reducing each Fund's expense ratio and providing the Adviser with greater flexibility in management. The Plan may be terminated by either Fund at any time by a vote of the directors of the Company who are not interested persons of the Company and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of the Fund. Messrs. Snader and Stauder are currently the Rule 12b-1 Directors. Any change in the Plan that would materially increase the distribution expenses of a Fund provided for in the Plan requires approval of the stockholders of that Fund and the Board of Directors, including the Rule 12b-1 Directors.

     While the Plan is in effect, the selection and nomination of directors who are not interested persons of the Company will be committed to the discretion of the directors of the Company who are not interested persons of the Company. The Board of Directors of the Company must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by a distributor, if any, or officers of the Company. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors. Neither the Blue Chip Fund nor the Opportunity Fund incurred any distribution costs during the fiscal year ended September 30, 1998.

                           SYSTEMATIC WITHDRAWAL PLAN

     A shareholder who owns shares of any Fund worth at least $10,000 at the current net asset value may, by completing an application included as part of the purchase application, create a Systematic Withdrawal Plan from which a fixed sum will be paid to the shareholder at regular intervals. To establish the Systematic Withdrawal Plan, the shareholder deposits shares of the applicable Fund with the Company and appoints it as agent to effect redemptions of shares of such Fund held in the account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to the shareholder out of the account.

     The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemption of shares in the account at net asset value. Redemptions will be made monthly or quarterly on any day a shareholder chooses. If that day is a weekend or holiday, such redemption will be made on the next business day. Establishment of a Systematic Withdrawal Plan constitutes an election by the shareholder to reinvest in additional shares of the applicable Fund, at net asset value, all income dividends and capital gains distributions payable by such Fund on shares held in such account, and shares so acquired will be added to such account. The shareholder may deposit additional Fund shares in his account at any time.

     Withdrawal payments cannot be considered as yield or income on the shareholder's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the applicable Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account.

     The shareholder may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying Firstar Mutual Fund Services, LLC in writing prior to the fifteenth day of the month preceding the next payment.

                        ALLOCATION OF PORTFOLIO BROKERAGE

     Decisions to buy and sell securities for the Funds are made by the Adviser subject to review by the Company's Board of Directors. In placing purchase and sale orders for portfolio securities for each Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's financial strength and stability. The most favorable price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly. Each of the Funds (except the Money Market Fund) may place portfolio orders with broker-dealers who recommend the purchase of such Fund's shares to clients (if the Adviser believes the commissions and transaction quality are comparable to that available from other brokers) and may allocate portfolio brokerage on that basis.

          In allocating brokerage business for the Funds, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreements. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Funds may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreements provide that the Adviser may cause the Funds to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Funds and the other accounts as to which he exercises investment discretion. Brokerage commissions paid by the Blue Chip Fund during the fiscal years ended September 30, 1998, 1997 and 1996, totaled $52,916 on transactions having a total market value of $54,367,548, $42,148 on transactions having a total market value of $32,898,280 and $25,230 on transactions having a total market value of $12,520,178, respectively. During the fiscal years ended September 30, 1998, 1997 and 1996, the Money Market Fund did not pay any brokerage commissions. During the fiscal years ended September 30, 1998, 1997 and 1996, the Opportunity Fund paid brokerage commissions of $16,679 on transactions having a total market value of $17,445,529, $26,330 on transactions having a total market value of $16,060,388 and $15,214 on transactions having a total market value of $4,701,608, respectively. During the fiscal years ended September 30, 1998, 1997 and 1996, the Bond Fund did not pay any brokerage commissions. During the fiscal year ended September 30, 1998, the Blue Chip Fund paid commissions of $39,331 on transactions having a total market value of $36,565,369 to brokers who provided research services to the Adviser, and the Opportunity Fund paid commissions of $9,750 on transactions having a total market value of $10,164,687 to brokers who provided research services to the Adviser.

                        PERFORMANCE AND YIELD INFORMATION

     For illustrative purposes only, the Blue Chip Fund may use the names of companies in its advertising literature as examples of blue chip companies. Such companies will only be mentioned if their securities reflect the overall quality and other characteristics of the Blue Chip Fund's portfolio and are held by such Fund as of the date of publication of the advertising literature. However, due to the delay often associated with the dissemination of advertising literature and to the possibility of changing circumstances in the interim, these companies will not necessarily reflect the portfolio composition of the Blue Chip Fund at any time after such date of publication and the mention of their names will not constitute a recommendation to purchase their stock.

     Any total rate of return quotation for the Blue Chip Fund, the Opportunity Fund or the Bond Fund will be for a period of three or more months and will assume the reinvestment of all dividends and capital gains distributions which were made by such Fund during that period. Any period total rate of return quotation of the Blue Chip Fund, the Opportunity Fund or the Bond Fund will be calculated by dividing the net change in value of a hypothetical shareholder account established by an initial payment of $1,000 at the beginning of the period by 1,000. The net change in the value of a shareholder account is determined by subtracting $1,000 from the product obtained by multiplying the net asset value per share at the end of the period by the sum obtained by adding
(A) the number of shares purchased at the beginning of the period plus (B) the number of shares purchased during the period with reinvested dividends and distributions. Any average annual compounded total rate of return quotation of the Blue Chip Fund, the Opportunity Fund or the Bond Fund will be calculated by dividing the redeemable value at the end of the period (i.e., the product referred to in the preceding sentence) by $1,000. A root equal to the period, measured in years, in question is then determined and 1 is subtracted from such root to determine the average annual compounded total rate of return.

     The foregoing computation may also be expressed by the following formula:

                                        n
                                  P(1+T) = ERV

                 P    =      a hypothetical initial payment of $1,000

                 T    =      average annual total return

                 n    =      number of years

               ERV    =      ending  redeemable  value of a hypothetical  $1,000
                             payment made at the beginning of the stated periods at the end of the stated periods.

     The results below show the value of an assumed initial investment in the Blue Chip Fund of $10,000 made on August 12, 1988 through December 31, 1997, assuming reinvestment of all dividends and distributions.



                              Value of
                              $10,000                    Cumulative
  December 31,               Investment                   % Change
  ------------               ----------                   --------
      1988                     $10,132                        +1.3%
      1989                      12,227                       +22.3
      1990                      12,237                       +22.4
      1991                      16,626                       +66.3
      1992                      16,645                       +66.5
      1993                      15,775                       +57.8
      1994                      15,685                       +56.9
      1995                      20,840                      +108.4
      1996                      26,722                      +167.2
      1997                      35,134                      +251.3

     The results below show the value of an assumed initial investment in the Opportunity Fund of $10,000 made on January 30, 1992 through December 31, 1997, assuming reinvestment of all dividends and distributions.

                               Value of
                               $10,000                    Cumulative
  December 31,               Investment                   % Change
  ------------               ----------                   --------
      1992                    $ 10,051                        +0.5%
      1993                      10,061                      +0.6
      1994                      10,231                      +2.3
      1995                      13,942                     +39.4
      1996                      15,912                     +59.1
      1997                      18,232                     +82.3

     The foregoing performance results are based on historical earnings and should not be considered as representative of the performance of the Blue Chip Fund or the Opportunity Fund in the future. Such performance results also reflect reimbursements made by the Adviser during the fiscal year ended September 30, 1989 to keep the Blue Chip Fund's total fund operating expenses at or below 2.0% and during the fiscal years ended September 30, 1994 and 1993 and the period from January 30, 1992 to September 30, 1992 to keep the Opportunity Fund's total fund operating expenses at or below 2.0%. An investment in the Blue Chip Fund or the Opportunity Fund will fluctuate in value and at redemption its value may be more or less than the initial investment.

     The Bond Fund may cite its yield in advertisements, sales literature or information to shareholders. The Bond Fund's yield is based on a 30-day period and is computed by dividing the net investment income per share earned during the period by the net asset value per share on the last day of the period, according to the following formula:

                                  a-b     6
 YIELD           =            2[(---- + 1) - 1]
                                  cd

 Where:          a     =      dividends and interest earned during the period.

                 b     =      expenses accrued for the period (net of
                              reimbursements).

                 c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                 d     =      the net asset value per share on the last day
                              of the period.

The Bond Fund's yield for the thirty days ended September 30, 1998 was 4.33%. Yield fluctuations may reflect changes in the Bond Fund's net income, and portfolio changes resulting from net purchases or net redemptions of the Bond Fund's shares may affect the yield. Accordingly, the Bond Fund's yield may vary from day to day, and the yield stated for a particular past period is not necessarily representative of its future yield. The Bond Fund's yield is not guaranteed and its principal is not insured.

     The Money Market Fund may quote a "Yield" or "Effective Yield" from time to time. The Yield is an annualized yield based on the actual total return for a seven-day period. The Effective Yield is an annualized yield based on a compounding of the Yield. These yields are each computed by first determining the "Net Change in Account Value" for a hypothetical account having a share balance of one share at the beginning of a seven-day period ("Beginning Account Value"), excluding capital changes. The Net Change in Account Value will always equal the total dividends declared with respect to the account.

                  The yields are then computed as follows:

                  Yield = Net Change in Account Value
                          --------------------------- X  365/7
                            Beginning Account Value


                                                 365/7
Effective Yield = (1 + Total Dividend for 7 days)      -  1

     The Money Market Fund's Yield and Effective Yield for the seven-day period ended September 30, 1998 were 4.83% and 4.94%, respectively. Yield fluctuations may reflect changes in the Money Market Fund's net income. Additionally, portfolio changes resulting from net purchases or net redemptions of such Fund's shares may affect the yield. Accordingly, the Money Market Fund's yield may vary from day to day, and the yield stated for a particular past period is not necessarily representative of future yield. Since the Money Market Fund uses the amortized cost method of net asset value computation, it does not anticipate any change in yield resulting from any unrealized gains or losses or unrealized appreciation or depreciation not reflected in the yield computation, or change in net asset value during the period used for computing yield. If any of these conditions should occur, yield quotations would be suspended. The Money Market Fund's yield is not guaranteed, and its principal is not insured. However, the Money Market Fund uses its best efforts to maintain its net asset value at $1.00 per share.

     Yield information may be useful in reviewing the performance of the Money Market Fund and for providing a basis for comparison with other investment alternatives. However, since net investment income of the Money Market Fund changes in response to fluctuations in interest rates and such Fund's expenses, any given yield quotation should not be considered representative of its yield for any future period. An investor should also be aware that there are differences in investments other than yield.

     Furthermore, the Money Market Fund's yield will be affected if it experiences a net inflow of new money which is invested at interest rates different from those being earned on its then-current investments. An investor's principal in the Money Market Fund and such Fund's return are not guaranteed.

                                    CUSTODIAN

     Firstar Bank Milwaukee, NA, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as custodian for the Funds. As such, Firstar Bank Milwaukee, NA holds all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company. Firstar Bank Milwaukee, NA does not exercise any supervisory function over the management of the Funds, the purchase and sale of securities or the payment of distributions to shareholders. Firstar Mutual Fund Services, LLC, an affiliate of Firstar Bank Milwaukee, NA, acts as the Funds' transfer agents and dividend disbursing agents.

                                      TAXES

     As set forth in the Prospectus under the caption "DIVIDENDS, DISTRIBUTIONS AND TAXES," each of the Funds will endeavor to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, (the "Code").

     Each of the Funds intends to distribute substantially all of its net investment income and net capital gains each fiscal year. Dividends from each Fund's net investment income, including short-term capital gains, are taxable to shareholders as ordinary income, while distributions from each Fund's net realized capital gains are taxable as long-term capital gains regardless of the shareholder's holding period for the shares. Distributions from each of the Funds are taxable to shareholders, whether received in cash or additional shares of a Fund. A portion of the income distributions of the Blue Chip Fund and Opportunity Fund (but not the Bond Fund or Money Market Fund) may be eligible for the 70% dividends-received deduction for domestic corporate shareholders.

     Any dividend or capital gains distribution paid shortly after a purchase of shares will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

     Redemptions of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the shareholder received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

     Each Fund may be required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption proceeds if a shareholder fails to furnish such Fund with his social security number or other tax identification number and certify under penalty of perjury that such number is correct and that he is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

                              SHAREHOLDER MEETINGS

     The  Maryland  General   Corporation  Law  permits  registered   investment
companies, such as the Company, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Investment Company Act of 1940. The Company has adopted the appropriate provisions in its Bylaws and may not, at its discretion, hold an annual meeting of shareholders in any year in which the election of directors is not required to be acted on by shareholders under the Investment Company Act of 1940.

     The Company's Bylaws also contain procedures for the removal of directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

     Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Company shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the corporation's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Company; or
(2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

     If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

     After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                             INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers   LLP,  100  East  Wisconsin  Avenue,   Suite  1500,
Milwaukee, Wisconsin 53202, currently serves as the independent accountants for the Company and has so served since the fiscal year ended September 30, 1989.

                        DESCRIPTION OF SECURITIES RATINGS

     As set forth in the Prospectus under the caption "INVESTMENT OBJECTIVES AND POLICIES," the Blue Chip Fund, the Opportunity Fund and the Bond Fund may invest in publicly-distributed debt securities assigned one of the highest two (2) ratings of either Standard & Poor's Corporation ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"). Each of such Funds may also invest in commercial paper and commercial paper master notes rated A-1 by Standard & Poor's or Prime-1 by Moody's. As also set forth therein, the Money Market Fund may purchase high-quality commercial paper issued by corporations rated (at the time of purchase) in the highest category of at least two nationally recognized rating agencies (or of one agency if only one agency has issued a rating) (the "required rating agencies"), and high-quality corporate bonds with remaining maturities of thirteen months or less which are rated (at the time of purchase) in the highest category by the required rating agencies. The required rating agencies may consist of Standard & Poor's, Moody's, Duff & Phelps, Inc. ("D&P"), Fitch Investors Service, Inc. ("Fitch") and Thompson Bankwatch ("TBW"). A brief description of the ratings symbols and their meanings follows.

     Standard & Poor's Debt Ratings. A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers of lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

          I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

          II.  Nature of and provisions of the obligation; and

          III. Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights. AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

            Moody's Bond Ratings.

     Aaa  - Bonds  which are rated Aaa are judged to be the best  quality.  They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable , margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa   - Bonds  which are rated Aa are  judged to be of high  quality  by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     Moody's applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

     Duff & Phelps, Inc. Bond Ratings. D&P ratings concern only credit quality (i.e., the likelihood of timely payment of principal and interest). They are not affected by market conditions. All ratings are regularly reviewed by the Credit Rating Committee at quarterly intervals, or more frequently, if required.

     Rating determination is a matter of judgment based on the qualitative and quantitative factors, which vary according to the basic economic and financial characteristics of the industry.

     Ratings of fixed income securities maturing beyond one year are expressed numerically in a range of 1 (highest-grade) to 17 (lowest-grade). The first 10 ratings fall within the definition of investment-grade securities, according to typical classifications of bank and insurance supervisory authorities. Ratings 11 to 17 are used for issues below investment-grade. Additional ratings up to level 20 will be added as the need arises. Numerical ratings are grouped in seven categories, with gradations within the categories.

D&P          Generic
Rating       Category          Description
------       --------          -----------
   1         Triple A          Highest credit quality.  The risk factors are
                               negligible, being only slightly more than for risk-free U.S. Treasury debt.

     Fitch IBCA, Inc. Bond Ratings. The Fitch Bond Rating provides a guide to investors in determining the investment risk attached to a security. The rating represents its assessment of the issuer's ability to meet the obligations of a specific debt issue. The rating takes into consideration special features of the issuer, its relationship to other obligations of the issuer, the record of the issuer and of any guarantor, as well as the political and economic environment that might affect the future financial strength of the issuer.

     Bonds which have the same rating are of similar, but not necessarily identical, investment quality since the limited number of rating categories cannot fully reflect small differences in the degree of risk. Moreover, the character of the risk factor varies from industry to industry and between corporate, health care, and municipal obligations.

     In assessing credit risk, Fitch relies on current information furnished by the issuer and/or guarantor and other sources which it considers reliable. Fitch does not perform an audit of the financial statements used in assigning a rating.

     Ratings may be changed, withdrawn, or suspended at any time to reflect changes in the financial condition of the issuer, the status of the issue relative to other debt of the issuer, or any other circumstances that Fitch considers to have a material effect on the credit of the obligor.

                  AAA rated bonds are considered to be investment-grade and of the highest quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designated "A-1".

     A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

     Moody's Short-Term Debt Ratings. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

*        Leading market positions in well-established industries.

*        High rates of return on funds employed.

* Conservative capitalization structure with moderate reliance on debt and ample asset protection. i Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

* Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

            Duff & Phelps, Inc. Commercial Paper Ratings.
            ---------------------------------------------
            Category 1:  Top Grade
            ----------------------

Duff 1 plus         Highest certainty of timely payment.  Short-term  liquidity, including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are minor.

Duff 1 minus        High  certainty  of timely  payment.  Liquidity  factors are strong and supported by good fundamental protection factors.
                    Risk factors are very small.

     Fitch IBCA, Inc. Commercial Paper Rating. Fitch Commercial Paper Ratings are assigned at the request of an issuer to debt obligations with an original maturity not in excess of 270 days. The ratings reflect Fitch's current appraisal of the degree of assurance of timely payment of such debt. Fitch is compensated for this service by an annual fee paid by the issuer under a contractual agreement which specifies among other things that ratings may be changed or withdrawn at any time if, in Fitch's sole judgment, changing circumstances warrant such action.

     Fitch-1 (Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

     Thompson Bankwatch (TBW) Short-Term Ratings. The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

     The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

     The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

     TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

     TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

                              FINANCIAL STATEMENTS

     The following financial statements are incorporated by reference to the Annual Report, dated September 30, 1998, of The Reynolds Funds (File No. 811-5549), as filed with the Securities and Exchange Commission on November 12, 1998.

                  Reynolds Funds, Inc. (Reynolds Blue Chip Growth Fund, Reynolds Opportunity Fund, Reynolds U.S. Government Bond Fund and Reynolds Money Market Fund)

                  Report of Independent Accountants

                  Statements of Net Assets (Reynolds Blue Chip Growth Fund, Reynolds U.S. Government Bond Fund and Reynolds Money Market Fund only)

                  Statement of Assets and Liabilities (Reynolds Opportunity Fund only)

                  Schedule of Investments (Reynolds Opportunity Fund only)

                  Statements of Operations

                  Statements of Changes in Net Assets

                  Financial Highlights

                  Notes to Financial Statements

                                     PART C
                                OTHER INFORMATION

Item 24   Financial Statements and Exhibits

(a) Financial Statements (Financial Highlights included in Part A and all incorporated by reference to the Annual Report, dated September 30, 1998 (File No. 811-5549), of Reynolds Funds, Inc. (as filed with the Securities and Exchange Commission on November 12, 1998))

          Reynolds Funds, Inc. (Reynolds Blue Chip Growth Fund, Reynolds Opportunity Fund, Reynolds U.S. Government Bond Fund and Reynolds Money Market Fund)

             Report of Independent Accountants

             Statements of Net Assets (Reynolds Blue Chip Growth Fund, Reynolds U.S.Government Bond Fund and Reynolds Money Market Fund
             only)

             Statement of Assets and Liabilities (Reynolds Opportunity Fund only)


             Schedule of Investments (Reynolds Opportunity Fund only)

             Statement of Operations

             Statements of Changes in Net Assets

             Financial Highlights

             Notes to Financial Statements

b.       Exhibits

            (1) Registrant's Articles of Incorporation, as amended and supplemented. (1)

            (2)     Registrant's Bylaws, as amended. (1)

            (3)     None

            (4)     None

          (5.1)     Investment   Advisory   Agreement   between   Reynolds  Blue
                    Chip  Growth  Fund  and   Reynolds  Capital  Management,  as
                    amended. (1)

          (5.2)     Investment   Advisory   Agreement   between  Reynolds  Money
                    Market Fund and Reynolds Capital Management. (1)

          (5.3) Investment Advisory Agreement between Reynolds Opportunity Fund and Reynolds Capital Management. (1)

          (5.4)     Investment   Advisory   Agreement   between   Reynolds  U.S.
                    Government Bond Fund and Reynolds Capital Management. (1)

            (6)     None

            (7)     None

          (8.1)     Custodian   Agreement  between  Reynolds  Blue  Chip  Growth
                    Fund   and  First  Wisconsin   Trust  Company   (predecessor
                    to Firstar Bank Milwaukee, NA). (1)

          (8.2) Custodian Agreement between Reynolds Money Market Fund and First Wisconsin Trust Company (predecessor to Firstar Bank Milwaukee, NA). (1)

          (8.3)     Custodian   Agreement   between  Reynolds  Opportunity  Fund
                    and First Wisconsin Trust Company (predecessor to Firstar Bank Milwaukee, NA). (1)

          (8.4) Custodian Agreement between Reynolds U.S. Government Bond Fund and First Wisconsin Trust Company (predecessor to Firstar Bank Milwaukee, NA). (1)

          (9.1)     Administration   Agreement   between   Reynolds   Blue  Chip
                    Growth  Fund  and  Fiduciary Management, Inc. (1)

          (9.2) Administration Agreement between Reynolds Money Market Fund and Fiduciary Management, Inc. (1)

          (9.3) Administration Agreement between Reynolds Opportunity Fund and Fiduciary Management, Inc. (1)

          (9.4) Administration Agreement between Reynolds U.S. Government Bond Fund and Fiduciary Management, Inc. (1)

           (10) Opinion of Foley & Lardner, counsel for Registrant.

           (11)     Consent of PricewaterhouseCoopers LLP.

           (12)     None

         (13.1) Subscription Agreement for shares of Reynolds Blue Chip Growth Fund. (1)

         (14.1)     Individual Retirement Custodial Accounts. (1)

         (14.2)     Simplified Employee Pension Plan. (1)

         (14.3)     Defined Contribution Retirement Plan. (1)

         (14.4)     Model 403(b)(7) Plan. (1)

           (15)     Reynolds Funds 12b-1 Plan

           (16)     Schedule for Computation of Performance Quotations. (2)

           (17)     Financial Data Schedule

           (18)     None

----------------
(1) Previously filed as an exhibit to Post-Effective Amendment No. 12 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 12 was filed on January 29, 1998 and its accession number is 0000897069-98-000019.

(2) Previously filed as an exhibit to Post-Effective Amendment No. 10 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 10 was filed on January 31, 1998 and its accession number is 0000897069-96-000017.

Item 25. Persons Controlled by or under Common Control with Registrant

         None of the Funds or the Registrant is controlled by any person. Registrant does not control any person.

Item 26. Number of Holders of Securities

                                                   Number of Record Holders
                     Title of Class                 as of October 31, 1998
                     --------------                 ----------------------
             Class A Common Stock,                          1,927
             $.01 par value (Reynolds
             Blue Chip Growth Fund)
             Class B Common Stock,                            271
             $.01 par value (Reynolds
             Money Market Fund)
             Class C Common Stock,                            386
             $.01 par value (Reynolds
             Opportunity Fund)

             Class D Common Stock,                             66
             $.01 par value (Reynolds
             U.S. Government Bond Fund)

Item 27.     Indemnification

     Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant's Board of Directors has adopted the following Bylaw which is in full force and effect and has not been modified or cancelled:

                                   Article VI

                               GENERAL PROVISIONS

Section 7.        Indemnification.

     A. The corporation shall indemnify all of its corporate representatives against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

     B. In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A. Such determination shall be made: (i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by the full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

     C. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

     D. Expenses, including attorneys' fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of: (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and (ii) a written affirmation by the corporate representative of the corporate representative's good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

     E. The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

     F. This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

     G. "Corporate Representative" means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

     Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.       Business and Other Connections of Investment Adviser

          Information with respect to Mr. Reynolds is incorporated by reference to pages 7 through 11 of the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 29.  Principal Underwriters

          Registrant has no principal underwriters.

Item 30   Location of Accounts and Records

          All accounts,  books, or other documents  required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of either Registrant's Treasurer, at Registrant's corporate offices, Wood Island, Third Floor, 80 East Sir Francis Drake Blvd., Larkspur, California 94939, or Fiduciary Management, Inc. at its offices at 225 East Mason Street, Milwaukee, Wisconsin 53202.

Item 31   Management Services

          All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 32   Undertakings

          None.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Larkspur and State of California on the 23 day of November, 1998.


                                             REYNOLDS FUNDS, INC.
                                             (Registrant)



                               By:           /S/Frederick L. Reynolds, President
                                              Frederick L. Reynolds, President


          Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

       Name                          Title                          Date
       ----                          -----                          ----
/S/Frederick L. Reynolds       Principal Executive,           November 23, 1998
Frederick L. Reynolds          Financial and
                               Accounting Officer
                               and Director


                               Director                       November __, 1998
Robert E. Snader


/S/Robert E. Stauder           Director                       November 23, 1998
Robert E. Stauder

                                  EXHIBIT INDEX


Exhibit No.                        Exhibit
----------                         -------

   (1) Registrant's Articles of Incorporation, as amended and supplemented*
   (2)      Registrant's Bylaws, as amended*
   (3)      None
   (4)      None
 (5.1) Investment Advisory Agreement between Reynolds Blue Chip Growth Fund and Reynolds Capital Management, as amended*
 (5.2) Investment Advisory Agreement between Reynolds Money Market Fund and Reynolds Capital Management*
 (5.3) Investment Advisory Agreement between Reynolds Opportunity Fund and Reynolds Capital Management*
 (5.4) Investment Advisory Agreement between Reynolds U.S. Government Bond Fund and Reynolds Capital Management*
   (6)      None
   (7)      None
 (8.1) Custodian Agreement between Reynolds Blue Chip Growth Fund and First Wisconsin Trust Company (predecessor to Firstar Bank Milwaukee, NA)*
 (8.2) Custodian Agreement between Reynolds Money Market Fund and First Wisconsin Trust Company (predecessor to Firstar Bank Milwaukee, NA)*
 (8.3) Custodian Agreement between Reynolds Opportunity Fund and First Wisconsin Trust Company (predecessor to Firstar Bank Milwaukee, NA)*

 (8.4)      Custodian Agreement between Reynolds U.S. Government Bond Fund and First Wisconsin Trust Company (predecessor to Firstar Bank
            Milwaukee, NA)*
(9.1)      Administration Agreement between Reynolds Blue Chip Growth
            Fund and Fiduciary Management, Inc.*
 (9.2)      Administration Agreement between Reynolds Money Market Fund and Fiduciary Management, Inc.*
 (9.3)      Administration Agreement between Reynolds Opportunity Fund and
            Fiduciary Management, Inc.*
 (9.4)      Administration Agreement between Reynolds U.S. Government Bond
            Fund and Fiduciary Management, Inc.*
  (10)      Opinion of Foley & Lardner Counsel for Registrant
  (11)      Consent of PricewaterhouseCoopers LLP
(13.1)      Subscription Agreement for shares of Reynolds Blue Chip Growth
            Fund*
(14.1)      Individual Retirement Custodial Accounts*
(14.2)      Simplified Employee Pension Plan*
(14.3)      Defined Contribution Retirement Plan*
(14.4)      Model 403(b)(7) Plan*
  (15)      Reynolds Funds 12b-1 Plan
  (16)      Schedule for Computation of Performance Quotations*
  (17)      Financial Data Schedule
  (18)      None



--------
*           Incorporated by reference.